Exhibit (c)(74)

Project Alpine Board Discussion Materials August 14, 2018 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Table of Contents Antero Situation Overview I AM Financial Analysis II AMGP Financial Analysis III Analysis of Transaction IV Pro Forma Impact V AMGP Proposal A AMGP Proposal – Tax Adjusted Exchange Ratio Analysis B AM Proposal C Pro Forma Trading Analysis VI After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal VII After-Tax Pro Forma Impact Supplemental Materials for AM Proposal VIII After-Tax Distribution / Dividend Discount Analysis IX AMGP Proposal A AM Proposal B Appendix 2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

I. Antero Situation Overview 3 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Prior vs. Current Since June 19, 2018 Special Committee Meeting  Updated materials to reflect new AMGP Proposal and AM Proposal  AMGP Proposal: 1.65x AMGP shares for each AM unit  AM Proposal: 1.71x AMGP shares and $3.84 of cash consideration for each AM Unit  Base case updated to incorporate borrowing impact of water earn-out  Update to base case coverage assumptions to reconcile to management distribution forecast  Updated materials for market prices at close 8/10/2018  Updated materials for Q2 filings for all Antero entities and comparables  Added recently announced ETE/ETP simplification transaction 4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Summary of Proposal from AMGP    AM Common Units will be exchanged for 1.65 AMGP shares Represents a 5% discount to current spot XR as of August 3, 2018 Based on prices as of February 23, 2018, offer implies a 15% premium to AM’s closing price and 2% premium to 30-day VWAP Based on prices as of July 20, 2018, implies a 0.3% premium to AM’s 30-day VWAP     Series B units will be exchanged for 18.5mm AMGP shares Implies ~$342mm valuation at market close as of August 3, 2018 Newly issued AMGP shares will not carryover vesting requirements  Pro forma for transaction equity ownership breakdown as follows:    AM Unitholders: ~60.3% AMGP Shareholders: ~36.1% Series B Unitholders: ~3.6%  Streamlined Transaction Structure  Single, publicly-traded midstream corporation  Alignment of management incentives between AM unitholders, AMGP shareholders and Series B unitholders Improved Financial Performance     Elimination of IDR’s will reduce PF AMGP’s cost of capital relative to SQ entity Elimination of Series B will increase cash available for distribution to PF equity owners Expected elimination of cash taxes payable by PF AMGP through 5-year forecast as a result of the tax basis “step-up” attributable to the Transaction and additional depreciation generated from capital investment  Enhanced Trading Metrics    PF AMGP will have larger float and greater liquidity Larger potential investor base given institutional investor preference for traditional C-corp structure New shares should, over time, be eligible for inclusion in major indices further expanding investor universe    PF AMGP will be reestablished as a Delaware C-corp 9-member independent, Board of Directors with no more than 4 appointed by AR, the Sponsors or Management AR, the Sponsors, and Management agree to vote in support of independent directors nominated by the Nominations & Governance Committee 5 Governance AMGP’s Original Stated Rationale for Transaction Pro Forma Ownership Splits Series B Valuation Exchange Ratio Proposal ComponentDescription CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Antero Entities Ownership Overview ($ in millions, unless otherwise noted) Organizational Structure Overview Sponsors Management Public Shareholders 72% A Units Management Public Unitholders Source: Company filings, FactSet as of 8/10/2018. (1) 50% of Series B remain unvested; remaining 50% will vest half on 12/31/2018 and half on 12/31/2019. All shares automatically vest upon the liquidation of IDR LLC. Value based on 6% of AMGP equity value above $2,000mm. (2) AR net debt consolidates for AM. 6 Sponsor/M anagenent Ownership AR AM AM GP - Series A AM GP - Series B(1) Total # Shares (000s) Value ($MM) % Outstanding # Units (000s) Value ($MM) % Outstanding # Shares (000s) Value ($MM) % Outstanding Units (000s) Value ($MM) % Outstanding Warburg Pinc us LLC 46,609 $878 14.7% - - - 55,110 $1,020 29.6% - - - Yorktown Partners LLC 12,905 $243 4.1% - - - 15,534 $287 8.3% - - - Total Aggregate Investm ent $1,897 $530 Total Sponsor 59,514 $1,121 18.8% - - - 70,644 $1,307 37.9% - - - $2,428 Paul Rady 16,350 $308 5.2% 303 $10 0.2% 19,997 $370 10.7% 48 $45 48.7% Glen Warren 10,823 $204 3.4% 207 $7 0.1% 14,931 $276 8.0% 32 $30 32.5% O ther 3 $0 0.0% 353 $11 0.2% 2,937 $54 1.6% 19 $18 18.9% $733 $517 $83 Total M anagement 29,787 $512 8.6% 863 $28 0.5% 37,865 $701 20.3% 99 $93 100.0% $1,333 TO TAL 89,301 $1,632 27.3% 863 $28 0.5% 108,509 $2,007 58.3% 99 $93 100.0% $3,761 B Units Management reholders 38% 19% 100%100% Series Antero IDR100% Series Holdings 9% Antero R esources (“AR”) (“IDR LLC”) Non-Econ100% IDRs GP 53% LP Antero Midstream Partners LP (“AM”) 47% LP Antero Midstream Partners GP LLC 20% Public Sha Antero Midstream GP LP (“AMGP”) 42% Metric AR AM AMGP Price (as of 8/10/2018) $18.76 $32.25 $19.34 Fully Dilluted Shares O/S 322 188 186 Market Equity Value 6,039 6,067 3,601 GP Equity Value - 3,601 - Total Equity Value 6,039 9,668 3,601 Net Debt(2) 5,274 1,400 (5) Series B Value - - 96 Total Enterprise Value $11,313 $11,069 $3,692 Value of AM Units Held $3,209 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Antero Midstream Timeline Relative Performance Since AM IPO (11/5/2014)(1,2) AM AM Peers AMGP AMGP Peers AR AMZ Notable Events Primary Issuance Secondary Issuance The Tax Cuts & 150% 31% 125% 100% (16%) (13%) 75% (41%) 50% (64%) 25% Nov-14 May-15 Nov-15 May-16 Nov-16 May-17 Nov-17 May-18 Source: Company filings, FactSet as of 8/10/2018. Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AMGP peers include EQGP and WGP. Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current – 2022E distribution growth CAGR is greater than 10%. (1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid. (2) AM price performance indexed to IPO price of $25.00 and AMGP price performance indexed to IPO price of $23.50. 7 2/23(/1280%1)8 dstream Partners ces the formation Special Committee 2/14/2018 SailingStone Capital files 13D disclosing 11% stake in Antero Resources AM prices offering Antero Mi announ of 11/5/2014 AM IPO 3/24/2016 of ~8MM common units (~$179MM) from AR 12/22/2017 Jobs Act is signed into law 9/6/2017 AM prices public offering of ~10MM common units (~$315MM) from AR 2/6/2017 AM prices public offering of ~6MM common units (~$198MM) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Antero Midstream Timeline Relative Performance Since Committee Announcement (2/23/2018)(1) AM AM Peers AMGP AMGP Peers AR AMZ 130% 22% 120% 110% 9% 9% 3% 3% (1%) 100% 90% 80% Feb-18 Mar-18 Apr-18 May-18 May-18 Jun-18 Jul-18 Aug-18 Source: Company filings, FactSet as of 8/10/2018. Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AMGP peers include EQGP and WGP. Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current – 2022E distribution growth CAGR is greater than 10%. (1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid. 8 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Historical XR & Distribution Since AMGP IPO (5/4/17) Comparison ($ in millions, unless otherwise noted) Premium / Historical AM/AMGP Exchange Ratio Period Spot X R Adj. X R Contrac tual Valuation Valuation 2.20x 2.00x Adj. XR 1.80x 1.786x(3) 1.668x 1.650x 1.60x 1.40x 1.20x May-17 Jun-17 Jul-17Aug-17Sep-17 Oct-17Nov-17 Dec-17 Jan-18 Feb-18 Mar-18Apr-18 May-18 Jun-18 Jul-18 Aug-18 Antero Midstream Historical Distribution Split by Entity(1) AM AMGP Series B AM Distribution CAGR: 29% AMGP Distribution CAGR: 136% 1% 1% 2% 16% 1% 1% 19% 22% 24% Q1 '15 '17 '17 70% 7 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 Q1-'15 - Q2$'015/ $0.00 - Q3 '15 $1 / $0.Q041'15 - $2Q/1$'106.01 - Q2$'136/ $0.02 Q3 '16 - $5 / $0Q.043'16 - $7Q/1 $'107.04 $0 Q2$'171 / $0.06 Q3 '17 $14 / $0Q.40'817 $18Q1/'1$80.10 $1 Q2$'1282 / $0.13 - - $1 $1 $1 AMGP(2) - - $0 $1 $2 $3 $5 $7 $11 $5 / $0.05 $11 / $0.06 $14 / $0.08 $20 / $0.11 $20 / $0.11 Source: Company filings, FactSet as of 8/10/2018. (1) (2) (3) (4) (5) AM CAGR is calculated from Q1’15 to Q1’18. AMGP CAGR is calculated from Q2’17 to Q1’18 based on initial post-IPO distribution grossed up for full quarter. AMGP attributable distribution per AM LP unit pre-IPO. AMGP CAFD & declared distribution post-IPO. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Proposal % Premium / (Discount) calculated as premium / (discount) between current proposal (1.650x) and adjusted XR. Implied exchange at 1.710x equity exchange ratio and $3.84 in cash. 9 AM LP$27 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 $73 / $0.39 $71 / $0.42 Series B-- - - - - - $0 $1 $1 $1 $1 $2 $2 1% 1% 1% 1% 2% 2% 2% Q2 '15 100% Q3 100% '15 1% 99% Q4 2% '15 98% 4% Q1 '16 96% 6% Q2 94% '16 Q3 16% 19% 22% 24% 26% 28% 12% '16 87% Q2 9% 91% 77% Q4 '16 83% '17 74% Q1 80% Q3 '17 72% Q4 AMGP Proposal Spot XR Series B Conversion Units18.518.523.8 Adj. AM GP Share Pric e$18.06$18.77$19.34 Current AM Share Pric e$32.25$32.25$32.25 At 2/23/2018 Adjusted XR1.786x1.718x1.668x AM GP Units O utstanding Inc luding Series B204.7204.7523.6 Sample Adjusted XR Calculation AMGP Proposal % (2) (Discount)(1) At Transac tion Contrac tual Yield-Based Valuation AM GP Shares O utstanding186.2186.2186.2 AM GP Units IssuedNANA313.6 AM GP Pric e$19.34$19.34$19.34 AMGP Proposal --1.650x --Current 1.668x 1.786x (7.6%) 3-Month Average (Current) 1.615x 1.730x (4.6%) 30-Day Average (Current) 1.633x 1.749x -(5.7%) 2/23/2018 1.380x 1.479x 11.6% 3-Month Average (at 2/23/2018) 1.484x 1.588x 3.9% 30-Day Average (at 2/23/2018) 1.444x 1.543x 6.9% Since AMGP IPO Average 1.566x 1.677x (1.6%) AM GP M arket Value$3,601$3,601$9,666 2018E Series B CFNA$7NA 2018E YieldNA2.8%NA Series B Threshold$2,000 NA$2,000 Series B Redem ption Right6.0%NA6.0% Implied Series B Valuation$96$241$460 AM GP Equity Value Inc luding Series B$3,697$3,842$10,126 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analyst Perspectives on Situation Price Target AM Current Price Median Price Target AR AMGP Raym$1o8.n7d6 J$a2m3.0e5s: 2-14-18 $19.$3427 $23.50 $32.35 $38.00 KeyBanc Capital Markets: 8-2-18 $29 Restricted: 8-2-18 $47 Raymond James: 8-2-18 $27 Wolfe Research: 8-2-18 $29 Restricted: 2-14-18 JonesTrading: 8-3-18 Susquehanna Financial Group: 7-24-18 $28 $41 MUFG Securities Ameri cas: 8-2-18 $26 Guggenheim Securities: 8-2-18 $27 Ladenburg Thalmann & Co: 8-2-18 TD Securities: 8L-2a-d18enburg Thalmann & C$2o5: 2-14-18 Restricted: 8-2-18 25 Scotia Howard Weil: 8-8-18 5 MUFG Securities Ameri cas: 8-2-18 Ladenburg Thalmann & Co: 8-2-18 4 Restricted: 8-8S-e18aport Global Securi s5: 2-14-18 Scotia Howard Weil: 8-8-18 Tudor Pickering Holt & Co.: 4-3-18 Scotia Howard Weil: 8-8-18 4 Stifel Nicolaus: 7-18-18 Raymond James: 8-2-18 MUFG Securities Ameri cas: 2-14-18 $29 SunTrust Robinson Humphrey: 8-2-18 Restricted: 7-9-18 MUFG Securities Ameri cas: 8-2-18 Wells Fargo Securities: 8-8-18 Jefferies: 8-2-18 Wells Fargo Secu es: 2-16-18 $30 JonesTrading: 8-3-18 Tudor Pickering Holt & Co.: 4-23-18 Raymond James: 8-3-18 Wells Fargo Securities: 8-8-18 Wells Fargo Securities: 8-3-18 Restricted: 2-28-18 Stifel Nicolaus: 8-2-18 $35 Evercore ISI: 8-3-18 Tudor Pickering Holt & Co.: 4-23-18 Cowen & Company: 8-9-18 Restricted: 5-16-18 $34 Morningstar Equi ty Research: 8-T2-u18dor Pickering Ho o.: 3-9-18 $22 Restricted: 5-16-18 Restricted: 7-9-18 3 BMO Capital Markets: 8-6-18 “AR delivered better than expected 1Q1R8ersetsruiclttsed: 3-13-18 “We see AM as well positioned to capitalize on AR growth, especially as the organic opportunity set appears deep with >3,300 economic drilling. We expect stout throughput volume growth to support distribution CAGR of 28-30% through 2020 with continued robust growth thereafter, all while maintaining solid coverage. Superior distribution growth, a strong B/S, and substantial coverage differentiate AM from peers, in our view.” J.P. Morgan, 2/26/2018 “While there are several$2pe3rmutations, we’ve analyzed two scenarios: (1) AM acquires AMGP and (2) AMGP acquires AM (our analysis assumes a 10% premium under each scenario). Regardless of which way the transaction g$o2e4s, we estimate the pro forma entity could grow its cash flows at a five-year CAGR of 19%, with better alignment to on stronger margins and a big gain on gas marketing for the quarter. While guidance would indicate the marketing gain is likely not repeatable, the company’s upsStcroeatima HopoewraartidonWseil: 3-14-18 are getting incrementally more efficient driven by longer laterals and larger pads, and the company remains on track for 20% volume growth in 2018.” AR. Restricted: 3-19-18 $24 Wells Fargo, 5/03/2018 Jefferies, 5/01/2018 10 Source: Broker research commentary. FactSet as of 8/10/2018. Note: TPH Research restricted on 4/17/18. $23 $2 8 $ $2 $2 $23 $23 $23 $22 $22 $26 $40 $40 $40 $38 $38 $38 $3 $2 ti$e2 $24 $23 $23 $23 r$i2t2i $22 $22 $22 $22 $&21 C $21 lt CONFIDENTIAL DRAFT SUBJECT TO CHANGE

II. AM Financial Analysis 11 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Selected Comparable Company Analysis Dist. Growth 2018E to 2020E CAGR Unit Price at 8/10/2018 Total Equity Market Value(1) Enterprise Value % Dist. to GP/IDRs Price (Yield) DCF / LP Unit EBITDA 2018E Coverage Company Current 2018E 2018E 2019E 2018E 2019E DCF / Unit DCF / Unit Source: FactSet as of 8/10/2018 and Wall Street research. (1) (2) (3) (4) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. Based on Wall Street consensus estimates as compiled by FactSet. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied unit prices are calculated based on Management projections. 12 (5) LP Distribution / Unit Yield Range Implied Unit Price AM at Mgmt.AM at WSC Low Median High Low Median High 2018E Distribution$1.72$1.717.9%6.2%4.5% Yield $21.84$27.88$38.29 Metric Multiple Range Implied Unit Price(5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E LP$2.04$2.1110.3x14.0x16.7x $21.12$28.68$34.03 2019E LP$2.74$2.688.4x12.0x13.2x $22.92$32.77$36.28 Metric Multiple Range Implied Unit Price (5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E EBITDA$730$71512.1x13.8x19.4x $19.97$26.39$48.03 2019E EBITDA$989$9338.4x10.8x13.2x $17.17$29.61$42.25 Mean $6,209 $8,161 15% 17% 5.8% 6.0% 13.7x 11.9x 15.0x 11.0x 1.32x Median $4,243 $5,418 15% 28% 5.8% 6.2% 14.0x 12.0x 13.8x 10.8x 1.23x Low $1,280 $1,963 6% 0% 4.4% 4.5% 10.3x 8.4x 12.1x 8.4x 1.05x High $14,025 $18,211 20% 38% 7.8% 7.9% 16.7x 13.2x 19.4x 13.2x 2.03x E&P Sponsored Mean $6,280 $8,404 14% 18% 6.3% 6.5% 12.0x 10.2x 13.9x 10.5x 1.31x E&P Sponsored Median $2,045 $3,307 15% 12% 6.5% 6.6% 12.0x 8.9x 13.8x 10.5x 1.13x Other High - Growth MLP Mean $6,120 $7,856 13% 24% 5.5% 5.7% 14.8x 12.7x 15.2x 11.7x 1.26x Other High - Growth MLP Median $5,629 $7,186 13% 30% 5.3% 5.6% 14.2x 12.7x 14.2x 11.4x 1.28x AM at WSC (3,4)$32.25 $9,764 $11,159 29% 30% 4.8% 5.3% 15.3x 12.0x 15.6x 12.0x 1.26x AM at Mgmt. Estimates $32.25 $9,764 $11,159 29% 30% 4.8% 5.3% 15.8x 11.8x 15.3x 11.3x 1.27x E&P Spon. Western Gas Partners, L.P. $52.36 $14,025 $18,211 6% 35% 7.3% 7.3% 10.5x 8.4x 15.0x 12.6x 1.09x CNX Midstream Partners LP 20.67 1,491 1,963 15% 12% 6.5% 6.6% 12.0x 8.9x 12.1x 8.4x 1.28x HG & E&P Spon.(2)` Hess Midstream Partners LP 22.92 1,280 3,307 15% 2% 5.8% 6.2% 14.7x 13.2x 13.1x 10.8x 1.13x Noble Midstream Partners LP 48.90 2,045 3,213 20% 5% 4.4% 4.5% 12.5x 11.9x 13.8x 10.0x 2.03x EQT Midstream Partners LP 56.22 12,558 15,328 15% 35% 7.8% 7.9% 10.3x 8.7x 15.3x 10.5x 1.05x Other High Growth MLP Shell Midstream Partners LP 22.59 7,016 8,955 12% 28% 6.5% 6.6% 14.0x 12.0x 14.9x 10.9x 1.10x BP Midstream Partners LP 21.48 2,401 2,707 14% 0% 5.0% 5.2% 16.7x 12.9x 19.4x 13.2x 1.23x Valero Energy Partners LP 41.64 4,243 5,418 15% 32% 5.3% 5.4% 14.1x 12.6x 13.4x 10.7x 1.40x Phillips 66 Partners LP 53.72 10,822 14,347 11% 38% 5.3% 5.7% 14.2x 13.2x 13.3x 11.9x 1.33x M K L Enterprise Value / I J Price / G H LP Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedents | MLP Transactions Analysis 6/19/18 Cheniere Energy Inc. Cheniere Energy Partners LP Holdings 5,651 10.7x 5,526 10.4x 1,240 2.2% 0% No C-Corp Affiliate 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0% Yes C-Corp Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 2,438 9.6x 2,358 9.3x 607 23.4% 0% Yes C-Corp Affiliate 5/18/17 Energy Transfer Partners, LP PennTex Midstream Partners, LP 963 12.6x 873 11.4x 280 20.1% 100% Yes MLP Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100% Yes C-Corp Affiliate 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 11.4x 1,194 11.6x 170 (8.6%) 100% Yes C-Corp Affiliate 10/24/16 American Midstream Partners LP JP Energy Partners LP 476 8.6x 476 8.6x 302 9.1% 0% No MLP 3rd Party 5/30/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0% Yes C-Corp Affiliate 8/1/16 Transocean, Inc Transocean Partners 1,202 3.5x 1,153 3.3x 259 20.8% 0% No C-Corp Affiliate 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 8% No MLP 3rd Party 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0% No MLP Affiliate 6/15/14 Williams Partners LP Access Midstream Partners LP 35,891 11.0x 35,891 11.0x 23,579 1.3% 0% No MLP Affiliate 11/12/14 Enterprise Products Partners LP Oiltanking Partners LP 4,289 23.0x 4,243 22.8x 1,392 1.7% 0% No MLP Affiliate 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12% Yes C-Corp Affiliate 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1% No MLP 3rd Party 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 4% No MLP 3rd Party 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0% No MLP Affiliate Mean 12,092 9.8x 11,802 9.6x 4,240 9.7% 37% Affiliate Mean 5,653 14.0x 5,642 14.0x 3,831 18.7% 22% Ov erall AMGP Proposal AM Proposal Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. (1) (2) (3) (4) (5) Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Illustrative transaction value for PF AMGP at AMGP Proposal includes conversion of Series B units, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Premium to Series B implied current XR of 1.871. Illustrative transaction value for PF AMGP at AM Proposal includes conversion of Series B units, cash consideration to avoid share selling, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. Assumes cash consideration of $3.84 per public unit outstanding. Premium to Series B implied current XR of 1.871. 13 C-Corp Buying MLP Median $4,375 10.6x $4,284 10.5x $1,078 8.8% 6% Median $4,289 10.7x $4,243 10.5x $1,240 8.6% 0% Mean 15,329 10.8x 15,121 10.6x 6,283 10.1% 25% 3rd Party Median $4,858 13.5x $4,858 13.5x $1,982 15.2% 4% Median $4,573 11.2x $4,550 11.2x $1,674 11.9% 0% Mean 12,768 11.7x 12,612 11.5x 5,634 12.4% 24% --Antero Midstream GP LP (4)Antero Midstream Partners LP $10,282 14.1x ---- --(14.5%) 0% Yes C-Corp Affiliate --Antero Midstream GP LP (5)Antero Midstream Partners LP 11,151 15.3x ---- --2.0% 6% Yes C-Corp Affiliate 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0% No MLP Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12% Yes C-Corp Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3% No MLP 3rd Party 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1% No MLP Affiliate 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0% No MLP Affiliate 10/26/15 Western Refining, Inc. Northern Tier Energy 5,286 11.8x 5,185 11.5x 1,982 11.7% 65% Yes C-Corp 3rd Party 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0% Yes C-Corp Affiliate 9/26/16 TranscanadaColumbia Pipeline Partners 3,464 4.9x 3,384 4.8x 915 11.1% 100% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0% No MLP Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0% Yes C-Corp Affiliate 3/2/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100% Yes MLP 3rd Party 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP 1,474 7.0x 1,432 6.8x 387 3.7% 100% Yes C-Corp Affiliate 5/17/18 Williams CompaniesWilliams Partners, LP 57,793 12.6x 56,013 12.2x 10,427 6.4% 0% Yes C-Corp Affiliate A B C D E F G H I J K L M Announcement Date Acquiror Target Transaction Value TEV / FY1 EBITDA(1,2) Adj. Transaction Value(1,3) Adj. TEV / FY1 EBITDA(1,3) Deal Value 1-Day Premium % Cash Taxable Transaction Buyer Type Transaction Type 8/1/18 Energy Transfer Equity, L.P. Energy Transfer Partners $66,981 8.9x $66,915 8.9x $27,179 11.2% 0% No MLP Affiliate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Valuation Effective Date: 6/30/2018 Base Volumes Case Discounted Levered DCF Analysis Levered DCF Attributable to AM LP Unitholders Discounted Distribution Analysis Distributions Attributable to LP Unitholders 9.0x 10.5x 12.0x 8.0% 7.0% 6.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail LP DCF per Unit $1.08 $2.74 $3.24 $3.75 $4.29 LP Distribution Per Unit $0.91 $2.21 $2.85 $3.42 $4.10 Disc ount Fac tor 0.953 0.866 0.787 0.716 Disc ount Fac tor 0.953 0.866 0.787 0.716 PV of LP DCF per Unit $1.03 $2.38 $2.55 $2.68 PV of LP Dist. per Unit $0.87 $1.91 $2.24 $2.45 Terminal M ultiple 10.5x Terminal Yield 7.0% Terminal Disc . Fac tor 0.683 Terminal Disc . Fac tor 0.683 14 Source: Management projections and FactSet as of 8/10/2018. Implied Terminal Value per Unit$39.99 Implied Value per Unit$47.47 Implied Terminal Value per Unit$30.74 Implied Value per Unit$39.38 Disc . LP Dist. Total$7.47 Disc . LP DCF Total$8.63 2H 2018E 2019E 2020E 2021E2022E 2H 2018E 2019E 2020E 2021E2022E $45.47 $50.85 $58.02 $42.47 $47.47 $54.14 $39.73 $44.38 $50.58 Discount Rate $37.37 $42.09 $46.82 $34.98 $39.38 $43.77 $32.80 $36.89 $40.97 Discount Rate 2022E Distribution Y ield 2022E DCF Multiple CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Illustrative AR Base Volumes Case Discounted Future Value AM Status Quo $56.39 $49.91 $49.41 $44.16 $43.94 $43.50 $38.69 $38.06 $33.65 $32.25 2019E 2020E 2021E 15 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Assumptions  Management projections  Valuation date as of 6/30/18  Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Downside Valuation Effective Date: 6/30/2018 Volumes Case Discounted Levered DCF Analysis Levered DCF Attributable to AM LP Unitholders Discounted Distribution Analysis Distributions Attributable to LP Unitholders 9.0x 10.5x 12.0x 8.0% 7.0% 6.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail LP DCF per Unit $1.01 $2.40 $3.02 $3.33 $3.76 LP Distribution Per Unit $0.86 $2.15 $2.58 $2.97 $3.42 Disc ount Fac tor 0.953 0.866 0.787 0.716 Disc ount Fac tor 0.953 0.866 0.787 0.716 PV of LP DCF per Unit $0.96 $2.08 $2.38 $2.38 PV of LP Dist. per Unit $0.82 $1.86 $2.03 $2.13 Terminal M ultiple 10.5x Terminal Yield 7.0% Terminal Disc . Fac tor 0.683 Terminal Disc . Fac tor 0.683 16 Source: Management projections and FactSet as of 8/10/2018. Implied Terminal Value per Unit$33.36 Implied Value per Unit$40.20 Implied Terminal Value per Unit$26.97 Implied Value per Unit$34.77 Disc . LP Dist. Total$6.83 Disc . LP DCF Total$7.81 2H 2018E 2019E 2020E 2021E2022E 2H 2018E 2019E 2020E 2021E2022E $33.02 $37.17 $41.31 $30.92 $34.77 $38.63 $29.00 $32.58 $36.17 Discount Rate $38.55 $43.03 $49.02 $36.02 $40.20 $45.76 $33.72 $37.60 $42.77 Discount Rate 2022E DCF Multiple 2022E Distribution Y ield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Illustrative AR Downside Volumes Case Discounted Future Value AM Status Quo $47.64 $43.69 $41.81 $39.93 $38.12 $37.44 $34.61 $33.94 $32.25 $30.62 2019E 2020E 2021E 17 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Assumptions  Management projections  Valuation date as of 6/30/18  Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

III. AMGP Financial Analysis 18 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Selected Comparable Company Analysis GP EBITDA (2) CAFD (3) Unit Price at 8/10/2018 Total Entity Equity Value Total Entity TEV Implied GP Equity Value Implied GP TEV Price (Yield) (1) 2018E - 2022E Dist. CAGR Company Current 2018E 2018E 2019E 2018E 2019E EQT GP Holdings LP(6) $23.18 $7,011 $7,513 $5,785 $7,011 5.3% 5.3% 19.8x 16.0x 18.5x 14.9x 26.4% Western Gas Equity Partners, LP 36.26 7,939 9,182 5,314 7,937 6.4% 6.5% 17.9x 16.3x 15.5x 14.1x 11.1% CAFD With Series B Conversion Source: FactSet as of 8/10/2018 and Wall Street research. Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP. (1) (2) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price. Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments. Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied share prices are calculated based on Management projections. EQGP Pro Forma for RMP acquisition announced April 2018. “Total HoldCo Distributions with Series B Conversion” calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 18.5mm Series B converted units). (3) (4) (5) (6) (7) 19 Total HoldCo Distributions (7) Yield Range Implied Total Entity Share Price AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2018E Distribution $106 $105 6.5% 5.9% 5.3% Yield $7.94 $8.78 $9.82 Series B AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2019E $166 $177 14.1x 14.5x 14.9x $11.45 $11.78 $12.10 AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High With Series 2019E EBITDA $237 $235 16.0x 16.2x 16.3x B Conversion $18.52 $18.72 $18.92 Implied GP Share Price (5) Multiple Range Metric Implied Total Entity Share Price(5) Multiple Range Metric Series B Mean $7,475 $8,347 $5,549 $7,474 5.9% 5.9% 18.8x 16.2x 17.0x 14.5x 18.8% Median $7,475 $8,347 $5,549 $7,474 5.9% 5.9% 18.8x 16.2x 17.0x 14.5x 18.8% Low $7,011 $7,513 $5,314 $7,011 5.3% 5.3% 17.9x 16.0x 15.5x 14.1x 11.1% High $7,939 $9,182 $5,785 $7,937 6.4% 6.5% 19.8x 16.3x 18.5x 14.9x 26.4% AMGP at WSC(4) $19.34 $3,697 $3,697 $3,697 $3,692 2.6% 2.8% 37.0x 22.5x 37.0x 22.5x 58.9% AMGP at Mgmt Estimates $19.34 $3,697 $3,697 $3,697 $3,692 2.6% 2.8% 27.0x 16.5x 36.7x 22.2x 58.9% M K L Implied GP Equity Value / I J Total Entity Enterprise Value / G H Total Entity Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Base Volumes Case AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018 Discounted Levered DCF(1) Analysis Distributions Attributable to IDR, LLC | Before Series B Payments Discounted Distribution Analysis | Pre-Series B Payment AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy 14.0x 16.0x 18.0x 7.0% 5.5% 4.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Levered DCF(1) Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail Adj. GP Dist. Per Share(2) Disc ount Fac tor HoldCo DCF $61 $178 $270 $352 $449 $0.30 $0.87 $1.32 $1.72 $2.20 Disc ount Fac tor 0.953 0.866 0.787 0.716 0.953 0.866 0.787 0.716 PV of GP FCF $58 $155 $213 $252 PV of GP Dist. per Share $0.29 $0.76 $1.04 $1.23 Terminal M ultiple 16.0x Terminal Yield 5.5% Terminal Disc . Fac tor 0.683 Terminal Disc . Fac tor 0.683 Less Net Debt / Corp. Adjustments (5) AM GP Shares O /S (Inc lusive of 18.5mm Series B Conversion Shares) 204.7 20 Source: Management projections and FactSet as of 8/10/2018. (1)AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%. (2)Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units). Implied Equity Value per Share $27.31 Implied Equity Value $5,590 Implied Terminal Value per Share $27.24 Implied Equity Value per Share $30.55 Implied Terminal Value Enterprise Value $5,585 Disc . Adj. Dist. Total $3.31 Disc . IDR Distribution Total $678 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E $26.50 $32.78 $43.78 $24.71 $30.55 $40.77 $23.08 $28.51 $38.01 Discount Rate $26.07 $29.29 $32.52 $24.31 $27.31 $30.31 $22.71 $25.50 $28.28 Discount Rate 2022E Distribution Y ield 2022E CAFD Multiple CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Illustrative AR Base Volumes Case Discounted Future Value AMGP Status Quo $42.60 $35.92 $31.88 $29.63 $26.69 $25.76 $21.83 $21.42 $17.38 $19.34 2019E 2020E 2021E 21 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions  Management projections  Valuation date as of 6/30/18  Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Downside Volumes Case AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018 Discounted Levered DCF(1) Analysis Distributions Attributable to IDR, LLC | Before Series B Payments Discounted Distribution Analysis | Pre-Series B Payment AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy 14.0x 16.0x 18.0x 7.0% 5.5% 4.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Levered DCF(1) Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail Adj. GP Dist. Per Share(2) Disc ount Fac tor HoldCo DCF $53 $169 $231 $287 $352 $0.26 $0.83 $1.13 $1.40 $1.72 Disc ount Fac tor 0.953 0.866 0.787 0.716 0.953 0.866 0.787 0.716 PV of GP FCF $51 $147 $182 $206 PV of GP Dist. per Share $0.25 $0.72 $0.89 $1.01 Terminal M ultiple 16.0x Terminal Yield 5.5% Terminal Disc . Fac tor 0.683 Terminal Disc . Fac tor 0.683 Less Net Debt / Corp. Adjustments (5) AM GP Shares O /S (Inc lusive of 18.5mm Series B Conversion Shares) 204.7 22 Source: Management projections and FactSet as of 8/10/2018. (1)AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%. (2)Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units). Implied Equity Value per Share $21.66 Implied Equity Value $4,434 Implied Terminal Value per Share $21.33 Implied Equity Value per Share $24.19 Implied Terminal Value Enterprise Value $4,428 Disc . Adj. Dist. Total $2.86 Disc . IDR Distribution Total $585 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E $21.03 $25.95 $34.56 $19.62 $24.19 $32.19 $18.33 $22.59 $30.03 Discount Rate $20.70 $23.22 $25.75 $19.31 $21.66 $24.00 $18.05 $20.23 $22.41 Discount Rate 2022E Distribution Y ield 2022E CAFD Multiple CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Illustrative AR Downside Volumes Case Discounted Future Value AMGP Status Quo $33.63 $29.49 $25.46 $25.24 $21.96 $20.44 $18.78 $17.65 $14.96 $19.34 2019E 2020E 2021E 23 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions  Management projections  Valuation date as of 6/30/18  Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 4.0% 5.5% 7.0% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IV. Analysis of Transaction 24 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analysis at Various Exchange Ratios ($ in millions, unless otherwise noted) At AM AM Statistic Trading Median Transaction Median (NTM) Multiples: 2018E EBITDA $730 14.9x 15.1x 15.4x 15.6x 15.8x 13.8x 11.2x 2019E EBITDA $989 11.0x 11.2x 11.3x 11.5x 11.7x 10.8x (2) 2018E DCF $385 15.0x 15.5x 15.9x 16.3x 16.8x 14.0x (2) 2019E DCF $516 11.2x 11.5x 11.9x 12.2x 12.5x 12.0x Current Yield $1.66 5.4% 5.3% 5.1% 5.0% 4.8% 5.8% 2018E Yield $1.72 5.6% 5.4% 5.3% 5.1% 5.0% 6.2% AM Statistic Trading Median Transaction Median 2018E EBITDA $729 14.9x 15.1x 15.4x 15.6x 15.8x 13.8x 11.2x 2019E EBITDA $851 12.8x 13.0x 13.2x 13.4x 13.6x 10.8x 2018E DCF (2) 2019E DCF (2) $384 15.0x 15.5x 15.9x 16.4x 16.8x 14.0x $452 12.8x 13.1x 13.5x 13.9x 14.3x 12.0x Current Yield $1.66 5.4% 5.3% 5.1% 5.0% 4.8% 5.8% 2018E Yield $1.72 5.6% 5.4% 5.3% 5.1% 5.0% 6.2% Source: Company filings, and FactSet as for 8/10/2018. (1) (2) (3) (4) Includes Series B conversion value of (AMGP equity value + [(AMGP equity value - $2bn) x 6%]). DCF attributable to the LP unitholders. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). AM Proposal: 1.710x XR and $3.84 cash consideration / unit. 25 15.9x 13.6x 16.9x 14.3x 4.8% 5.0% 14.7x 12.6x 14.6x 12.4x 5.6% 5.8% 15.3x 13.1x 15.8x 13.4x 5.1% 5.3% AR Downside Volumes Case AR Base Case 15.9x 11.7x 16.9x 12.6x 4.8% 5.0% 14.7x 10.8x 14.6x 10.9x 5.6% 5.8% 15.3x 11.3x 15.8x 11.8x 5.1% 5.3% B C D E F G I J K L At AMGP Proposal (3) At Current Adjusted (4) Proposal Comparable Metrics Exchange Ratio (At Current AMGP Sh. Price of $19.34) 1.650x 1.700x1.750x 1.786x 1.800x1.850x1.900x 1.909x Premium to Implied AM Unit Price (AMGP Share Price x Adj. Current XR) (7.6%) (4.8%)(2.0%) 0.0% 0.8%3.6%6.4% 6.9% Implied AM Unit Price $29.80 $30.70$31.61 $32.25 $32.51$33.41$34.32 $34.47 Fully Diluted AM Units Outstanding 188.1 188.1188.1 188.1 188.1188.1188.1 188.1 Implied Fully-Diluted AM Equity Value $5,606 $5,776$5,946 $6,067 $6,116$6,286$6,456 $6,485 AM Net Debt (1) AMGP Enterprise Value (Including Series B) 1,400 3,692 1,4001,400 3,6923,692 1,400 3,692 1,4001,4001,400 3,6923,6923,692 1,400 3,692 (1) Implied AM Enterprise Value $10,699 $10,869$11,039 $11,159 $11,208$11,378$11,548 $11,578 Implied AMGP Equity Value 3,697 3,6973,697 3,697 3,6973,6973,697 3,697 H A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 2018E DCF 2019E DCF 2019E DCF 2020E DCF 2020E DCF 2021E DCF 2021E DCF 2022E DCF 2022E DCF 2017A Distributions 2017A Distributions 5.364x 2018E Distributions 2018E Distributions 2019E Distributions 2019E Distributions 2020E Distributions 2020E Distributions 2021E Distributions 2021E Distributions 2022E Distributions 2022E Distributions Source: Management projections. FactSet as of 8/10/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments. Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.84 cash consideration / unit. 26 76.1% 23.9% 70.7% 29.3% 66.6% 33.4% 65.8% 34.2% 65.0% 35.0% 64.5% 35.5% 82.9% 17.1% 75.8% 24.2% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% AMGP Proposal: 1.650x AM Proposal: 1.909x 3.193x 2.409x 1.994x 1.926x 1.858x 1.820x 3.140x 2.495x 2.151x 1.993x 1.878x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Downside Volumes Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 2018E DCF 2019E DCF 2019E DCF 2020E DCF 2020E DCF 2021E DCF 2021E DCF 2022E DCF 2022E DCF 2017A Distributions 2017A Distri 5.364x 2018E Distributions 2018E Distributions 2019E Distributions 2019E Distributions 2020E Distributions 2020E Distributions 2021E Distributions 2021E Distributions 2022E Distributions 2022E Distributions Source: Management projections. FactSet as of 8/10/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments. Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.84 cash consideration / unit. 27 76.1% 23.9% 70.7% 29.3% 69.0% 31.0% 66.2% 33.8% 65.7% 34.3% 65.0% 35.0% 82.9% 17.1% 75.8% 24.2% 71.8% 28.2% 69.4% 30.6% 67.8% 32.2% 66.6% 33.4% AMGP Proposal: 1.650x AM Proposal: 1.909x butions 3.193x 2.412x 2.227x 1.955x 1.915x 1.853x 3.140x 2.550x 2.264x 2.110x 1.993x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 2018E DCF 2019E DCF 2019E DCF 2020E DCF 2020E DCF 2021E DCF 2021E DCF 2022E DCF 2022E DCF 2017A Distributions 2017A Distr 5.364x 2018 Distributions 2018 Distr 2019 Distributions 2019 Distr 2020 Distributions 2020 Distr 2021 Distributions 2021 Distr 2022 Distributions 2022 Distr Source: Management projections. FactSet as of 8/10/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.84 cash consideration / unit. 28 78.6% 21.4% 72.6% 27.4% 68.7% 31.3% 67.1% 32.9% 65.9% 34.1% 65.0% 35.0% 82.9% 17.1% 75.8% 24.2% 71.4% 28.6% 68.3% 31.7% 66.6% 33.4% 65.3% 34.7% AMGP Proposal: 1.650x AM Proposal: 1.909x ibutions ibutions ibutions ibutions ibutions ibutions 3.670x 2.648x 2.192x 2.035x 1.931x 1.855x 3.140x 2.495x 2.151x 1.993x 1.878x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Downside Volumes Case AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow Contribution Analysis Implied Ownership Implied Exchange Ratio | Series B Adjusted(1,2) AM AMGP 2017A DCF 2017A DCF 2018E DCF 2018E DCF 2019E DCF 2019E DCF 2020E DCF 2020E DCF 2021E DCF 2021E DCF 2022E DCF 2022E DCF 2017A Distributions 2017A Distributions 5.364x 2018 Distributions 2018 Distr 2019 Distributions 2019 Distr 2020 Distributions 2020 Distr 2021 Distributions 2021 Distr 2022 Distributions 2022 Distr Source: Management projections. FactSet as of 8/10/2018. Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A. Note: Cash tax shield from Series B depreciation of ~$6mm per year. (1)Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units. (2)AM Proposal: 1.710x XR and $3.84 cash consideration / unit. 29 78.6% 21.4% 72.6% 27.4% 70.2% 29.8% 67.7% 32.3% 66.8% 33.2% 65.9% 34.1% 82.9% 17.1% 75.8% 24.2% 71.8% 28.2% 69.4% 30.6% 67.8% 32.2% 66.6% 33.4% AMGP Proposal: 1.650x AM Proposal: 1.909x ibutions ibutions ibutions ibutions ibutions 3.670x 2.650x 2.359x 2.094x 2.012x 1.929x 3.140x 2.550x 2.264x 2.110x 1.993x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

(1) Implied Exchange AM & AMGP Ratios AR Base Volumes Case 8.0% 1.437x 1.796x 8.0% 1.551x 2.189x 1.806x 1.714x 10.0% 1.442x 1.800x 10.0% 1.554x 2.190x 1.630x 1.550x 12.0% 1.447x 1.804x 12.0% 1.557x 2.192x 1.390x 1.324x AR Downside Volumes Case 8.0% 1.601x 1.996x 8.0% 1.658x 2.331x 1.923x 1.831x 10.0% 1.606x 2.000x 10.0% 1.661x 2.332x 1.736x 1.657x 12.0% 1.611x 2.004x 12.0% 1.665x 2.333x 1.481x 1.417x Source: Management projections. FactSet as of 8/10/2018. 30 Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 18.5mm additional shares from Series B conversion. (1)Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios. 2.046x 1.843x 1.568x 1.115x 1.119x 1.123x 1.282x 1.288x 1.294x Low Mid High Discount Rate Discount Rate YE 2019 YE 2020 YE 2021 Low MedHigh Low MedHigh Implied XR Implied XR PV of FSP at 10% Discount Rate PV of Future Share Price Discounted Distribution Approach Discounted Levered DCF Approach 1.936x 1.743x 1.483x 1.039x 1.042x 1.045x 1.149x 1.154x 1.160x Low Mid High Discount Rate Discount Rate YE 2019 YE 2020 YE 2021 Low MedHigh Low MedHigh PV of FSP at 10% Discount Rate Implied XR Implied XR PV of Future Share Price Discounted Distribution Approach Discounted Levered DCF Approach AMGP Proposal: 1.650x AM Proposal: 1.909x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Premiums Paid Analysis | MLP Transactions 6/19/18 Cheniere Energy Partners LP Holdings Cheniere Energy Inc. 5,651 2.2% 10.7% 5/16/18 No 3/26/18 Tallgrass Energy Partners, LP Tall Grass Energy GP, LP 8,361 0.6% (18.4%) 2/7/18 Yes 1/2/18 Archrock Partners, LP Archrock, Inc 2,438 23.4% 23.4% NA Yes 5/18/17 PennTex Midstream Partners, LP Energy Transfer Partners, LP 963 20.1% 17.8% 10/24/16 Yes 4/3/17 World Point Terminals, LP World Point Terminals, Inc. 594 5.8% 5.8% NA Yes 1/27/17 Midcoast Energy Partners, LP Enbridge Energy Company 1,176 (8.6%) (8.6%) NA Yes 10/24/16 JP Energy Partners LP American Midstream Partners 476 9.1% 9.1% NA No 8/1/16 Transocean Partners LLC Transocean Inc. 1,202 20.8% 20.8% NA No 11/3/15 Targa Resources Partners LP Targa Resources Corp. 12,229 18.4% 18.4% NA Yes 7/13/15 MarkWest Energy Partners, LP MPLX LP 22,360 36.3% 36.3% NA No 4/6/15 QEP Midstream Partners LP Tesoro Logistics LP 1,145 8.6% (14.0%) 10/18/14 No 6/15/14 Access Midstream Partners LP Williams Partners LP 35,891 1.3% 1.3% NA No 11/12/14 Oiltanking Partners LP Enterprise Products Partners LP 4,289 1.7% (0.9%) 9/30/14 No 8/10/14 El Paso Pipeline Partners Kinder Morgan Inc. 13,677 15.4% 15.4% NA Yes 10/10/13 PVR Partners LP Regency Energy Partners LP 5,659 25.7% 25.7% NA No 5/6/13 Crestwood Midstream Partners LP Inergy Midstream LP 2,643 14.5% 14.5% NA No 2/23/11 Duncan Energy Partners LP Enterprise Products Partners 3,282 28.1% 28.1% NA No 31 Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. Implied transaction premium to AM based on adjusted offer XR of 1.714x adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Median12.0%13.2% Mean12.4%11.5% Taxable Transactions Median9.2%11.9% Taxable Transactions Mean10.3%9.7% 1/29/13Copano Energy LLCKinder Morgan Energy Partners LP4,85823.5%23.5%NANo 8/27/13PAA Natural Gas Storage LPPlains All American LP2,5318.5%8.5%NANo 7/24/14QR Energy LPBreitburn Energy Partners2,85617.5%17.5%NANo 8/10/14Kinder Morgan Energy PartnersKinder Morgan Inc.52,56612.0%12.0%NAYes 10/13/14Atlas Pipeline Partners LPTarga Resources Partners LP6,00215.0%15.0%NANo 1/26/15Regency Energy Partners LPEnergy Transfer Partners, LP18,59313.2%13.2%NANo 5/6/15Crestwood Midstream PartnersCrestwood Equity Partners, LP6,92017.2%17.2%NANo 10/26/15Northern Tier EnergyWestern Refining, Inc.5,28611.7%11.7%NAYes 5/30/16Rose Rock MidstreamSemGroup Corp.2,0340.0%0.0%NAYes 9/26/16TranscanadaColumbia Pipeline Partners LP3,46411.1%9.9%3/16/16Yes 11/21/16Energy Transfer Partners, LPSunoco Logistics Partners, LP54,455(0.2%)(0.2%)NANo 2/1/17ONEOK Partners, LPONEOK, Inc23,65425.8%25.8%NAYes 3/2/17VTTI Energy Partners, LPVTTI, B.V1,8676.0%6.0%NAYes 8/29/17Arc Logistics Partners LPZenith Energy US, LP73615.2%15.2%NAYes 2/7/18Terra Nitrogen Co. LPTerra Nitrogen GP, Inc.1,4743.7%3.7%NAYes 5/17/18Williams Partners, LPWilliams Companies57,7936.4%16.5%3/15/18Yes 8/1/18Energy Transfer Equity, L.P.Energy Transfer Partners$66,98111.2%11.2%NANo Premium A B C D E F G H Announcement Date Target Acquiror Transaction Value 1-Day Premium Unaffected 1-Day Premium Unaffected Date Taxable Transaction CONFIDENTIAL DRAFT SUBJECT TO CHANGE

V. Pro Forma Impact 32 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

A. AMGP Proposal 33 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Assumptions | Pre-Unitholder Tax Transaction Assumptions Sources & Uses At Proposed Transaction    Transaction effective on 6/30/2018 To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction Base case assumes: AMGP Equity Issued $6,374 Purchase AM Units Outstanding $6,003   Each outstanding AM common unit exchanged for 1.65 AMGP shares All existing Series B units exchanged for 18.5mm AMGP shares (1) AM Debt Rolled to AMGP Balance Sheet 1,400 Conversion of Series B Units Transaction Fees (2) AM Existing Debt 358   Assumes Company provided pf coverage ratio to drive pf dividend policy Step-up depreciation due to 13 1,400  Capex allocated on a 5-20 year MACRs schedule depending on capex category Goodwill based on inside tax basis and 704(c) and 743(b) extrapolation provided by PwC   New capex financed by $500mm senior unsecured issuance in 2018, 2019, 2020, and 2022 at a 5.000% interest rate Series B Conversion AMGP Ownership Comparison at 1.650x XR At Transaction Proposed At Current AMGP SQ Units Outstanding 186.2 186.2 Implied XR AMGP Common Units Issued 1.650x 310.4 Existing Public 15.2% - Pre-Series B Fully Diluted Post-Transaction Share Count 186.2 496.6 Prior AM Public 28.3% 20-Day AMGP VWAP as of 08/10/2018 $19.08 $19.08 Existing Public 42.0% Mgmt. 7.2% Sponsors 38.0% Impled Pre-Series Market Cap ($mm) $3,553 $9,476 Series B 3.6% Series B Valuation Threshold ($mm) $2,000 NA Sponsors 13.7% Series B Conversion Rate 6.00% NA 2018E Series B Cash Flows NA NA AR 31.9% Illustrative Yield NA NA Mgmt. 20.0% Impled Post-Series Market Cap ($mm) $3,646 $9,829 % Shares Issued to AM % AMGP Shares Oustanding % Class B Shares Outstanding --97.4% 2.6% 60.3% 36.1% 3.6% Source: FactSet as of 8/10/2018. (1) Includes equity issued for Series B unit conversion into AMGP shares. (2) Provided by Management. 34 3.6% Series B share under AMGP proposal Implied Series B Valuation $93 $353 Post-Series B Fully Diluted Post-Transaction Share Count 191.1 515.1 AMGP Shares Issued for Series B Conversion 4.9 18.5 Pro Forma Status Quo AMGP Proposal Total Uses$7,774 Total Sources$7,774 Uses Sources CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Base Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 44.1% 5.9% 5.1% 2.6% 31.2% 25.7% (0.5%) 21.9% 17.8% (6.1%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.61 $1.65 $2.01 $2.39 $2.75 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E 1.650x (6.1%) (0.5%) 2.6% 5.1% 5.9% 1.650x 44.1% 31.2% 25.7% 21.9% 17.8% 1.700x (5.0%) 0.7% 3.8% 6.4% 7.2% 1.700x 41.6% 28.8% 23.4% 19.8% 15.7% 1.800x (2.9%) 2.9% 6.1% 8.7% 9.6% 1.800x 36.7% 24.4% 19.2% 15.6% 11.8% 1.900x (0.9%) 5.0% 8.3% 10.9% 11.9% 1.900x 32.1% 20.2% 15.2% 11.7% 8.1% 2.000x 0.9% 7.0% 10.3% 13.0% 14.0% 2.000x 27.8% 16.3% 11.4% 8.1% 4.6% 35 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio Status Quo AMGP: $0.42 $1.26 $1.60 $1.96 $2.34 $ Acc / (Dil):$0.19 $0.39 $0.41 $0.43 $0.42 Status Quo AM: $1.08 $2.74 $3.24 $3.75 $4.29 Pro Forma AMGP: $1.01 $2.73 $3.32 $3.94 $4.54 $ Acc / (Dil):($0.07) ($0.01) $0.09 $0.19 $0.25 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Base Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio AMGP Accretion / (Dilution) - % 51.6% 52.0% 29.9% 20.0% 12.8% 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.77 $2.24 $2.88 $3.46 $4.16 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.650x 1.650x 51.6% 52.0% 29.9% 20.0% 12.8% 1.700x 1.700x 48.9% 49.3% 27.6% 17.8% 10.8% 1.800x 1.800x 43.7% 44.1% 23.2% 13.7% 7.1% 1.900x 1.900x 38.9% 39.3% 19.0% 9.9% 3.5% 2.000x 2.000x 34.4% 34.8% 15.2% 6.4% 0.2% 36 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio Status Quo AM: $ Acc / (Dil): PF AMGP Cover Status Quo AMGP: $0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $0.47 $1.36 $1.75 $2.10 $2.52 $ Acc / (Dil):$0.16 $0.46 $0.40 $0.35 $0.29 PF AMGP Coverage:1.313x 1.220x 1.152x 1.137x 1.093x 1.2% 1.2% 1.3% 1.3% (15.4%) 2H 2018E 2019E 2020E 2021E 2022E $0.91 $2.21 $2.85 $3.42 $4.10 ($0.14) $0.03 $0.03 $0.04 $0.06 age: 1.313x 1.220x 1.152x 1.137x 1.093x 2H 2018E 2019E 2020E 2021E 2022E (15.4%) 1.2% 1.2% 1.3% 1.3% (14.4%) 2.4% 2.4% 2.5% 2.6% (12.5%) 4.7% 4.7% 4.7% 4.9% (10.8%) 6.8% 6.8% 6.9% 7.1% (9.1%) 8.8% 8.8% 8.8% 9.1% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 0.9% 49.5% 37.6% 27.0% 21.0% 7.4% 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.93 $2.33 $3.05 $3.33 $3.48 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.650x 1.650x 49.5% 37.6% 27.0% 21.0% 7.4% 1.700x 1.700x 46.8% 35.2% 24.8% 20.1% 5.7% 1.800x 1.800x 41.7% 30.5% 20.7% 16.8% 3.9% 1.900x 1.900x 37.0% 26.1% 16.8% 13.0% 2.8% 2.000x 2.000x 32.5% 22.0% 13.2% 9.5% 1.8% 37 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio Status Quo AM:$1.01 $2.40 $3.02 $3.33 $3.76 $ Acc / (Dil): Status Quo AM:$0.38 $1.02 $1.46 $1.67 $1.96 Pro Forma AMGP: $0.56 $1.41 $1.85 $2.02 $2.11 $ Acc / (Dil):$0.19 $0.39 $0.39 $0.35 $0.14 (0.1%) (3.3%) (7.5%) (7.9%) 2H 2018E 2019E 2020E 2021E 2022E ($0.08) ($0.08) $0.03 ($0.00) ($0.28) 2H 2018E 2019E 2020E 2021E 2022E (7.9%) (3.3%) 0.9% (0.1%) (7.5%) (6.9%) (2.1%) 2.2% 2.1% (6.1%) (4.8%) 0.0% 4.6% 5.2% (2.3%) (2.9%) 2.1% 6.9% 7.5% 2.0% (1.1%) 4.0% 9.0% 9.6% 6.4% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) Pre – Unitholder Tax | AM & AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio AMGP Accretion / (Dilution) - % 58.3% 39.1% 36.6% 24.0% 10.3% 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.71 $1.91 $2.65 $2.93 $3.19 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.650x 1.650x 58.3% 36.6% 39.1% 24.0% 10.3% 1.700x 1.700x 55.5% 34.1% 36.7% 23.0% 8.7% 1.800x 1.800x 50.1% 29.5% 32.1% 19.7% 6.8% 1.900x 1.900x 45.1% 25.1% 27.9% 15.8% 5.7% 2.000x 2.000x 40.4% 21.1% 23.9% 12.2% 4.6% 38 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio Status Quo AM: $ Acc / (Dil): PF AMGP Cover Status Quo AMGP: $0.27$0.85$1.15$1.43$1.75 Pro Forma AMGP:$0.43$1.15$1.61$1.77$1.93 $ Acc / (Dil):$0.16$0.31$0.45$0.34$0.18 PF AMGP Coverage: 1.313x1.220x1.152x1.137x1.093x 2.7% (1.5%) (6.9%) (11.2%) (17.6%) 2H 2018E 2019E 2020E 2021E 2022E $0.86 $2.15 $2.58 $2.97 $3.42 ($0.15) ($0.24) $0.07 ($0.04) ($0.23) age: 1.313x 1.220x 1.152x 1.137x 1.093x 2H 2018E 2019E 2020E 2021E 2022E (17.6%) (11.2%) 2.7% (1.5%) (6.9%) (16.6%) (10.1%) 3.9% 0.7% (5.5%) (14.8%) (8.1%) 6.4% 3.8% (1.7%) (13.1%) (6.3%) 8.7% 6.0% 2.7% (11.5%) (4.5%) 10.9% 8.1% 7.0% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) Pre – Unitholder Tax | At Various PF AMGP Coverage Ratios & Exchange Ratios | AR Base Case 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % 39 Source: Management projections and FactSet as of 8/10/2018 1.650x 1.700x 1.800x 1.900x 2.000x 1.650x 1.700x 1.800x 1.900x 2.000x Exchange Ratio Exchange Ratio Management Distribution Coverage 1.220x Breakeven Coverage 1.235x 1.300x 1.000x 1.150x 22.9% 7.2% 24.4% 8.5% 27.1% 10.9% 29.7% 13.1% 32.1% 15.2% 1.1% 2.3% 4.6% 6.7% 8.7% 0.0% 1.2% 3.4% 5.5% 7.5% (4.9%) (3.8%) (1.7%) 0.3% 2.2% 1.000x Breakeven Coverage 1.110x 1.150x Management Distribution Coverage 1.313x 1.450x 10.9% 12.2% 14.7% 17.0% 19.2% 0.0% 1.2% 3.4% 5.5% 7.5% (3.5%) (2.4%) (0.2%) 1.8% 3.7% (15.4%) (14.4%) (12.5%) (10.8%) (9.1%) (23.4%) (22.5%) (20.7%) (19.1%) (17.6%) Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Growth Comparison at AMGP Pre – Unitholder Tax | SQ AM, SQ AMGP, & PF AMGP Proposal AR Base Case AM $2.04 $2.74 $3.24 $3.75 $4.29 16% AM GP $0.77 $1.26 $1.60 $1.96 $2.34 23% PF AM GP $1.22 $1.65 $2.01 $2.39 $2.75 18% AR Downside Volumes Case AM $2.04 $2.40 $3.02 $3.33 $3.76 16% AM GP $0.77 $1.02 $1.46 $1.67 $1.96 24% PF AM GP $1.09 $1.41 $1.85 $2.02 $2.11 14% AR Base Case AM $1.72 $2.21 $2.85 $3.42 $4.10 23% AM GP $0.54 $0.89 $1.35 $1.75 $2.23 36% PF AM GP $0.93 $1.36 $1.75 $2.10 $2.52 23% AR Downside Volumes Case AM $1.72 $2.15 $2.58 $2.97 $3.42 17% AM GP $0.54 $0.85 $1.15 $1.43 $1.75 27% PF AM GP $0.86 $1.15 $1.61 $1.77 $1.93 19% Source: Management projections and FactSet as of 8/10/2018. Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case. 40 SQ AM M gmt Dist Coverage (Base Case) 1.27x 1.31x 1.16x 1.11x 1.05x SQ AM M gmt Dist Coverage (AR Downside Volumes Case) 1.26x 1.16x 1.21x 1.14x 1.12x PF AM GP M anagement Dividend Coverage 1.31x 1.22x 1.15x 1.14x 1.09x 2018E 2019E 2020E 2021E 2022E 2019E - 2022E CAGR Distributions / Dividends per Unit / Share 2018E 2019E 2020E 2021E 2022E 2019E - 2022E CAGR DCF per Unit / Share CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream MLPs vs. C-Corps Distribution Growth vs. Yield Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% ANDXTLP HEP 8.0% M HESM TRGP ENLC 6.0% PSXP M P 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 41 Sources: Company filings, FactSet estimates as of 8/10/2018 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth y = 0.0761e SM LP PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Downside Case) = ~19% PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Base Case) = ~23% ENLK EQGP P NBLX KM I P SEM G EQ M DCP WES WGP ENBL SHLX CNX CEQP MMP BP VL TRP PAGPWM B AM G AM y = 0.076e-1.744x R² = 0.5865 -1.776x R² = 0.4447 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Selected Public Trading Comparables Midstream C-Corps & High – Growth MLPs Dist. Growth DCF (2,3) Unit Price at 8/10/2018 Price (Yield) 2018E to EBITDA (1) Company Equity Value TEV Current 2018E 2020E CAGR 2018E 2019E 2018E 2019E 2018E Kinder Morgan Inc ONEOK, Inc. Plains All American Pipeline GP SemGroup Corporation Targa Resources Corp. The Williams Companies, Inc. $18.17 68.90 26.64 25.80 53.98 31.79 $40,098 28,323 7,542 2,028 12,011 38,625 $76,652 36,661 7,438 4,832 18,253 59,665 4.4% 4.8% 4.5% 7.3% 6.7% 4.3% 4.4% 4.7% 4.4% 7.4% 6.7% 5.3% 25% 10% 10% 5% 0% 6% 9.9x 16.2x 12.2x 10.9x 13.9x 18.5x 8.6x 15.4x 9.5x 8.1x 13.2x 16.9x 10.2x 15.4x 21.8x 12.2x 13.9x 24.1x 10.0x 14.4x 20.1x 10.5x 11.8x 22.6x 2.6x 1.3x 1.7x 1.5x 1.1x 1.2x CNX Midstream Partners LP EQT Midstream Partners LP Hess Midstream Partners LP Noble Midstream Partners LP BP Midstream Partners LP Shell Midstream Partners LP Valero Energy Partners LP $20.67 56.22 22.92 48.90 21.48 22.59 41.64 $1,491 12,558 1,280 2,045 2,401 7,016 4,243 $1,963 15,328 3,307 3,213 2,707 8,955 5,418 6.5% 7.8% 5.8% 4.4% 5.0% 6.5% 5.3% 6.6% 7.9% 6.2% 4.5% 5.2% 6.6% 5.4% 12.0x 10.3x 14.7x 12.5x 16.7x 14.0x 14.1x 8.9x 8.7x 13.2x 11.9x 12.9x 12.0x 12.6x 12.1x 15.3x 13.1x 13.8x 19.4x 14.9x 13.4x 8.4x 10.5x 10.8x 10.0x 13.2x 10.9x 10.7x 1.3x 1.0x 1.1x 2.0x 1.2x 1.1x 1.4x 15% 15% 15% 20% 14% 12% 15% Source: FactSet as of 8/10/2018 and Wall Street research. Note: Assumes AMGP share price of $19.34 for offer / AM Proposal metrics. (1) (2) (3) (4) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend. Calculated as equity value to LP DCF. DCF calculated as EBITDA less interest expense and maintenance capital. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. 42 PF AMGP at AMGP Proposal $19.34 $9,304 $11,208 4.7% 4.9% 28% 14.7x 10.9x 14.3x 11.3x 1.2x PF AMGP at AM Proposal $19.34 $10,183 $11,578 5.3% 5.2% 29% 16.6x 12.3x 14.8x 11.7x 1.1x Mean $12,282 $18,799 5.6% 5.8% 13% 13.5x 11.7x 15.3x 12.6x 1.4x Median $7,016 $7,438 5.3% 5.4% 14% 13.9x 12.0x 13.9x 10.8x 1.3x Midstream C-Corp Mean $21,438 $33,917 5.3% 5.5% 10% 13.6x 11.9x 16.2x 14.9x 1.6x Midstream C-Corp Median $20,167 $27,457 4.6% 5.0% 8% 13.1x 11.3x 14.6x 13.1x 1.4x High-Growth MLP Mean $4,433 $5,842 5.9% 6.1% 15% 13.5x 11.5x 14.6x 10.6x 1.3x High-Growth MLP Median $2,401 $3,307 5.8% 6.2% 15% 14.0x 12.0x 13.8x 10.7x 1.2x High - Growth MLPs(4) Non-IDR Midstream C-Corps L Coverage J K Enterprise Value / H I Equity Value / G E F Distribution / Unit / D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Base Case Pre – Unitholder Tax | Valuation Effective Date: 6/30/2018 Discounted Levered DCF Analysis Discounted Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 43 $39.82 $46.74 $53.67 $37.50 $44.05 $50.59 $35.33 $41.53 $47.73 Discount Rate 2022E Terminal M ultiple $44.74 $51.18 $60.20 $41.73 $47.72 $56.10 $38.99 $44.56 $52.35 Discount Rate $45.47 $50.85 $58.02 $42.47 $47.47 $54.14 $39.73 $44.38 $50.58 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $42.50 $49.17 $55.84 $39.75 $45.95 $52.15 $37.23 $43.00 $48.77 Discount Rate $37.37 $42.09 $46.82 $34.98 $39.38 $43.77 $32.80 $36.89 $40.97 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.650x XR Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Downside Volumes Case Pre – Unitholder Tax | Valuation Effective Date: 6/30/2018 Discounted Levered DCF Analysis Discounted Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 44 $32.14 $37.45 $42.76 $30.28 $35.30 $40.32 $28.53 $33.28 $38.04 Discount Rate 2022E Terminal M ultiple $35.59 $40.64 $47.71 $33.22 $37.92 $44.48 $31.05 $35.42 $41.53 Discount Rate $38.55 $43.03 $49.02 $36.02 $40.20 $45.76 $33.72 $37.60 $42.77 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $33.59 $38.70 $43.81 $31.44 $36.19 $40.94 $29.47 $33.89 $38.31 Discount Rate $33.02 $37.17 $41.31 $30.92 $34.77 $38.63 $29.00 $32.58 $36.17 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.650x XR Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Base Case Pre – Unitholder Tax | Valuation Effective Date: 6/30/2018 Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 45 $24.13 $28.33 $32.52 $22.73 $26.69 $30.66 $21.41 $25.17 $28.92 Discount Rate 2022E Terminal M ultiple $27.11 $31.02 $36.48 $25.29 $28.92 $34.00 $23.63 $27.00 $31.73 Discount Rate $26.50 $32.78 $43.78 $24.71 $30.55 $40.77 $23.08 $28.51 $38.01 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $25.76 $29.80 $33.84 $24.09 $27.85 $31.61 $22.57 $26.06 $29.56 Discount Rate $26.07 $29.29 $32.52 $24.31 $27.31 $30.31 $22.71 $25.50 $28.28 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Downside Volumes Case Pre – Unitholder Tax | Valuation Effective Date: 6/30/2018 Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 46 $19.48 $22.70 $25.91 $18.35 $21.39 $24.43 $17.29 $20.17 $23.05 Discount Rate 2022E Terminal M ultiple $21.57 $24.63 $28.92 $20.14 $22.98 $26.96 $18.82 $21.47 $25.17 Discount Rate $21.03 $25.95 $34.56 $19.62 $24.19 $32.19 $18.33 $22.59 $30.03 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $20.36 $23.45 $26.55 $19.05 $21.93 $24.81 $17.86 $20.54 $23.22 Discount Rate $20.70 $23.22 $25.75 $19.31 $21.66 $24.00 $18.05 $20.23 $22.41 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value Pre – Unitholder Tax | SQ AM & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AM | AR Base Case PF AMGP | 1.650x XR Adjusted | AR Base Case $51.09 $49.41 $43.94 $38.06 $33.65 2019E SQ AM | AR de Volumes Case $43.69 $39.93 $38.12 $36.15 $34.61 $35.23 $33.82 $37.44 $33.94 $30.62 2019E 2020E 2021E 2019E 2020E 2021E 47 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Assumptions Management projections | Valuation date as of 6/30/18 Future share price calculated at FY1 distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 $32.25 8.0% Current AM Unit Price 5.0% 6.0% 7.0% Yield $56.39 $49.91 $43.50 $44.16 $38.69 2020E 2021E $63.48 $57.03 $53.56 $47.94 $42.76 $46.48 $41.45 $36.81 2019E 2020E 2021E Downside Volumes Case $47.64 6.0% $41.81 7.0% PF AMGP | 1.650x XR Adjusted | AR Downsi $48.40 $49.18 $46.94 $40.71 $41.58 $39.29 Yield $32.25 5.0% 6.0% 7.0% Yield 6.0% 7.0% 8.0% Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value Pre – Unitholder Tax | SQ AMGP & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AMGP | AR Base Case $29.63 $21.83 $17.38 2019E SQ AMGP | AR Downside Volumes Case $25.46 $18.78 $14.96 $22.26 2019E 48 Source: Management projections and FactSet as of 8/10/2018. Note: Valuation based on annual distributions. Assumptions Management projections | Valuation date as of 6/30/18 Future share price calculated at FY1 distributions divided by yield Discounted to 6/30/18 at 10% cost of equity Interim distributions discounted upon receipt to 6/30/18 5.0% 6.0% 7.0% Yield 5.0% 6.0% 7.0% Yield $42.60 $35.92 $31.88 $26.69 $25.76 $21.42 $19.34 4.0% 5.5% 7.0% PF AMGP | AR Base Case $40.04 $35.54 $34.03 $31.40 $30.03 $26.35 $29.74 $26.10 $22.75 2019E 2020E 2021E 2020E 2021E PF AMGP | AR Downside Volumes Case $31.21 $30.24 $28.86 $25.58$26.61 $24.22 $23.32 $20.91 2019E 2020E 2021E $33.63 $29.49 $25.24 $21.96 $20.44 $17.65 2020E 2021E 4.0% 5.5% 7.0% $19.34 Current AMGP Share Price Yield Current AMGP Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

B. AMGP Proposal – Tax Adjusted Exchange Ratio Analysis 49 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow AMGP Proposal | AR Base Case Accretion / (Dilution) AM Accretion / (Dilution) - % At 1.650x Exchange Ratio (1.525x Tax Adjusted Exchange Ratio) AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 44.1% (2.9%) (2.2%) (5.2%) 31.2% (8.0%) 25.7% 21.9% 17.8% (13.3%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.61 $1.65 $2.01 $2.39 $2.75 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs XR 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E 1.650x 44.1% 31.2% 25.7% 21.9% 17.8% 1.650x (13.3%) (8.0%) (5.2%) (2.9%) (2.2%) 1.700x 41.6% 28.8% 23.4% 19.8% 15.7% 1.700x (12.7%) (7.4%) (4.5%) (2.2%) (1.5%) 1.800x 36.7% 24.4% 19.2% 15.6% 11.8% 1.800x (11.6%) (6.3%) (3.4%) (1.0%) (0.2%) 1.900x 32.1% 20.2% 15.2% 11.7% 8.1% 1.900x (10.6%) (5.2%) (2.3%) 0.1% 1.0% 2.000x 27.8% 16.3% 11.4% 8.1% 4.6% 2.000x (9.6%) (4.2%) (1.2%) 1.2% 2.1% 50 Source: Management projections and FactSet as of 8/10/2018 1.525x 1.563x 1.639x 1.715x 1.791x Exchange Ratio Exchange Ratio Status Quo AMGP:$0.42$1.26$1.60$1.96$2.34 $ Acc / (Dil):$0.19 $0.39 $0.41 $0.43 $0.42 Status Quo AM:$1.08 $2.74 $3.24 $3.75 $4.29 Pro Forma AMGP: $0.93 $2.52 $3.07 $3.64 $4.19 $ Acc / (Dil):($0.14) ($0.22) ($0.17) ($0.11) ($0.09) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion AM & AMGP | AR Base Case / (Dilution) AM Accretion / (Dilution) - % At 1.650x Exchange Ratio (1.525x Tax Adjusted Exchange Ratio) AMGP Accretion / (Dilution) - % 51.6% 52.0% 29.9% 20.0% 12.8% 2H 2018E 2019E 2020E 2021E 2022E Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.650x 51.6% 52.0% 29.9% 20.0% 12.8% 1.650x 1.700x 48.9% 49.3% 27.6% 17.8% 10.8% 1.700x 1.800x 43.7% 44.1% 23.2% 13.7% 7.1% 1.800x 1.900x 38.9% 39.3% 19.0% 9.9% 3.5% 1.900x 2.000x 34.4% 34.8% 15.2% 6.4% 0.2% 2.000x 51 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio Status Quo AM:$0.91 $2.21 $2.85 $3.42 $4.10 Pro Forma AMGP:$0.71 $2.07 $2.66 $3.20 $3.84 $ Acc / (Dil): PF AMGP Coverage: 1.313x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP: $0.31$0.89$1.35$1.75$2.23 Pro Forma AMGP:$0.47$1.36$1.75$2.10$2.52 $ Acc / (Dil):$0.16$0.46$0.40$0.35$0.29 PF AMGP Coverage: 1.313x1.220x1.152x1.137x1.093x (6.5%) (6.5%) (6.4%) (6.4%) (21.9%) 2H 2018E 2019E 2020E 2021E 2022E ($0.20) ($0.14) ($0.19) ($0.22) ($0.26) Implied After-Tax XR2H 2018E2019E2020E2021E2022E 1.525x(21.9%)(6.5%)(6.5%)(6.4%)(6.4%) 1.563x(21.3%)(5.9%)(5.9%)(5.8%)(5.7%) 1.639x(20.4%)(4.7%)(4.7%)(4.6%)(4.5%) 1.715x(19.5%)(3.6%)(3.6%)(3.5%)(3.3%) 1.791x(18.6%)(2.6%)(2.6%)(2.5%)(2.3%) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) AM & AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio (1.525x Tax Adjusted Exchange Ratio) AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 49.5% 37.6% (6.7%) (7.7%) 27.0% (10.6%) 21.0% (14.9%) 7.4% (14.5%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.86 $2.15 $2.82 $3.08 $3.22 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E XR 2H 2018E 2019E 2020E 2021E 2022E 1.650x 49.5% 37.6% 27.0% 21.0% 7.4% 1.650x (14.9%) (10.6%) (6.7%) (7.7%) (14.5%) 1.700x 46.8% 35.2% 24.8% 20.1% 5.7% 1.700x (14.4%) (10.0%) (6.1%) (6.1%) (13.7%) 1.800x 41.7% 30.5% 20.7% 16.8% 3.9% 1.800x (13.3%) (8.9%) (4.8%) (4.2%) (11.0%) 1.900x 37.0% 26.1% 16.8% 13.0% 2.8% 1.900x (12.3%) (7.9%) (3.5%) (3.0%) (7.9%) 2.000x 32.5% 22.0% 13.2% 9.5% 1.8% 2.000x (11.4%) (6.9%) (2.4%) (1.8%) (4.7%) 52 Source: Management projections and FactSet as of 8/10/2018 1.525x 1.563x 1.639x 1.715x 1.791x Exchange Ratio Exchange Ratio Status Quo AM:$1.01 $2.40 $3.02 $3.33 $3.76 $ Acc / (Dil):($0.15) ($0.26) ($0.20) ($0.26) ($0.55) Status Quo AM: $0.38 $1.02 $1.46 $1.67 $1.96 Pro Forma AMGP:$0.56 $1.41 $1.85 $2.02 $2.11 $ Acc / (Dil):$0.19 $0.39 $0.39 $0.35 $0.14 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) AM & AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % At 1.650x Exchange Ratio (1.525x Tax Adjusted Exchange Ratio) AMGP Accretion / (Dilution) - % 58.3% 39.1% 36.6% (14.0%) 24.0% 10.3% 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.65 $1.76 $2.45 $2.70 $2.94 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 1.650x 58.3% 36.6% 39.1% 24.0% 10.3% 1.650x 1.700x 55.5% 34.1% 36.7% 23.0% 8.7% 1.700x 1.800x 50.1% 29.5% 32.1% 19.7% 6.8% 1.800x 1.900x 45.1% 25.1% 27.9% 15.8% 5.7% 1.900x 2.000x 40.4% 21.1% 23.9% 12.2% 4.6% 2.000x (20.7%) (14.5%) (0.7%) (3.2%) (4.1%) 53 Source: Management projections and FactSet as of 8/10/2018. Exchange Ratio 1.791x Exchange Ratio Status Quo AM: $ Acc / (Dil): PF AMGP Cover Status Quo AMGP: $0.27$0.85$1.15$1.43$1.75 Pro Forma AMGP:$0.43$1.15$1.61$1.77$1.93 $ Acc / (Dil):$0.16$0.31$0.45$0.34$0.18 PF AMGP Coverage:1.313x1.220x1.152x1.137x1.093x (5.2%) (9.0%) (17.9%) (23.9%) 2H 2018E 2019E 2020E 2021E 2022E $0.86 $2.15 $2.58 $2.97 $3.42 ($0.20) ($0.38) ($0.13) ($0.27) ($0.48) age: 1.313x 1.220x 1.152x 1.137x 1.093x Implied After-Tax XR2H 2018E2019E2020E2021E2022E 1.525x(23.9%)(17.9%)(5.2%)(9.0%)(14.0%) 1.563x(23.4%)(17.4%)(4.5%)(7.4%)(13.1%) 1.639x(22.4%)(16.4%)(3.1%)(5.5%)(10.5%) 1.715x(21.5%)(15.4%)(1.9%)(4.3%)(7.3%) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At Various PF AMGP Coverage Ratios & Exchange Ratios | AR Base Case 2H 2018E AM Accretion / (Dilution) - % 2019E AM Accretion / (Dilution) - % Management Distribution Coverage Management Distribution Coverage Breakeven Coverage Breakeven Coverage 54 Source: Management projections and FactSet as of 8/10/2018 Exchange Ratio Exchange Ratio 1.000x1.150x 1.139x 1.220x 1.300x 13.6%0.1% 14.3%0.7% 15.7%1.9% 17.1%3.1% 18.3%4.1% 0.0% 0.6% 1.8% 3.0% 4.0% (5.6%) (5.0%) (3.8%) (2.8%) (1.8%) (11.3%) (10.7%) (9.6%) (8.6%) (7.7%) XR Implied After-Tax XR 1.650x 1.525x 1.700x 1.575x 1.800x 1.675x 1.900x 1.775x 2.000x 1.875x XR Implied After-Tax XR 1.000x 1.025x 1.150x 1.313x 1.450x 0.0% 0.6% 1.8% 3.0% 4.0% (9.9%) (9.3%) (8.2%) (7.2%) (6.3%) (21.0%) (20.5%) (19.6%) (18.7%) (17.9%) (28.5%) (28.0%) (27.1%) (26.3%) (25.6%) 1.650x 1.525x 1.700x 1.575x 1.800x 1.675x 1.900x 1.775x 2.000x 1.875x (0.2%) 0.5% 1.7% 2.9% 4.0% Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

C. AM Proposal 55 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Assumptions AM Proposal Transaction Assumptions Sources & Uses at AM Proposal    Transaction effective on 6/30/2018 To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction AM Proposal assumes: AMGP Equity Issue (1) d $6,592 Purchase AM Units Outstanding $6,221 AM Debt Rolled to AMGP Balance Sheet 1,400 Conversion of Series B Units 358   Each outstanding AM common unit exchanged for 1.71 AMGP shares Cash consideration of $3.84 paid to all unitholders (including AR) to cover taxes paid by unitholders. Cash consideration financed by borrowings on the Company’s revolving credit facility at a 3.00% interest rate All existing Series B units exchanged for 18.5mm AMGP shares Revolver Draw 723 Cash Consideration to Avoid Share Selling(2) Transaction Fees (3) AM Existing Debt 723 13 1,400  AMGP Ownership Comparison Existing Public 14.9% Mgmt. 7.1% Prior AM Public 28.7% Sponsors 38.0% Existing Public 42.0% Series B 3.5% Sponsors 13.4% AR 32.4% M gmt. 20.0% Source: FactSet as of 8/10/2018. (1) (2) Includes equity issued for Series B unit conversion into AMGP shares. Assumes Cash consideration per unit paid to cover transaction related taxes and avoid downward pressure on PF AMGP share prices from tax motivated liquidations. Provided by Management. Equity ownership does not reflect the gross up of the AM Proposal XR for the $3.84 cash consideration. 56 (3) (4) 3.5% Series B share under AM Proposal Pro Forma(4) Status Quo Total Sources $8,716 Total Uses $8,716 Sources Uses CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cash Consideration Sizing PF AMGP Leverage Analysis | AR Base Case PF AMGP Leverage Analysis | AR Downside Volumes Case Cash Consideration Sizing | 1.710x Equity Exchange Ratio Total Tax Liability | Basis for Average Unitholder(1) Source: Management projections and FactSet as of 8/10/2018. Note: PF AMGP revolver capacity assumed to be equal to AM revolver capacity of $1.5bn with Q3 balance of $389mm and $400mm in Base case and Downside case, respectively, based on Management projections. Utilizes adjusted PF AMGP Management coverage (breakeven coverage in 2018E followed by Management coverage assumptions in 2019E+. (1)Tax payable on equity component of consideration based on 1.71x XR and assumes average unitholder basis. 57 Cash Consideration Per A M Unit Tax Pay able on Equity Consideration(1) / A M Unit Total Tax Liability Per A M Unit $0.00 $2.76 $2.76 $2.50 $2.76 $3.49 $3.00 $2.76 $3.63 $3.50 $2.76 $3.78 $3.84 $2.76 $3.88 $4.00 $2.76 $3.92 Cash Consideration Per AM Unit Equity Consideration / PF AMGP Share Total Cash Consideration ($mm) Total Equity Consid. at 1.710x % Cash of Total Consideration Implied XR at Total Consideration Current At-Market XR with Series B Dilution Implied Prem. / (Dis.) to Current At-Mkt XR with Series B Dil. $0.00 $33.07 $0 $6,221 0.0% 1.710x 1.786x (4.2%) $2.50 $33.07 $470 $6,221 7.0% 1.839x 1.786x 3.0% $3.00 $33.07 $564 $6,221 8.3% 1.865x 1.786x 4.5% $3.50 $33.07 $658 $6,221 9.6% 1.891x 1.786x 5.9% $3.84 $33.07 $723 $6,221 10.4% 1.909x 1.786x 6.9% $4.00 $33.07 $752 $6,221 10.8% 1.917x 1.786x 7.4% Cash Consideration Total Cash Revolver Availability ($mm) Leverage (Net Debt / EBITDA) at Y E Per AM Unit Consideration ($mm) at Q3 2018 (Post-Txn Close) 2018E 2019E 2020E 2021E 2022E $0.00 $0 $1,085 2.3x 2.3x 2.1x 2.0x 1.8x $2.50 $470 $615 2.9x 2.9x 2.5x 2.4x 2.1x $3.00 $564 $521 3.1x 3.0x 2.6x 2.5x 2.2x $3.50 $658 $427 3.2x 3.1x 2.7x 2.5x 2.3x $3.84 $723 $362 3.3x 3.2x 2.8x 2.6x 2.3x $4.00 $752 $333 3.3x 3.2x 2.8x 2.6x 2.3x Cash Consideration Total Cash Revolver Availability ($mm) Leverage (Net Debt / EBITDA) at Y E Per AM Unit Consideration ($mm) at Q3 2018 (Post-Txn Close) 2018E 2019E 2020E 2021E 2022E $0.00 $0 $1,074 2.3x 2.3x 2.3x 2.2x 2.0x $2.50 $470 $604 3.0x 2.8x 2.7x 2.5x 2.3x $3.00 $564 $510 3.1x 2.9x 2.8x 2.6x 2.3x $3.50 $658 $416 3.2x 3.0x 2.9x 2.6x 2.4x $3.84 $723 $351 3.3x 3.1x 2.9x 2.7x 2.4x $4.00 $752 $321 3.4x 3.1x 2.9x 2.7x 2.4x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 37.7% At 1.710x XR 1.909x XR 1.710x XR and $3.84 Cash 16.9% 18.1% 25.2% 3.7% 20.4% 1.9% 17.2% 13.6% 16.9% (7.1%) 3.7% (7.1%) 13.8% 9.9% 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AMGP: $0.59 $1.58 $1.93 $2.30 $2.66 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Cash Consideration - Taxes 58 Source: Management projections and FactSet as of 8/10/2018. Note: 1.909x represents implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. $0.00 $3.84 $2.50 $3.00 $3.50 $3.84 1.909x 3.7% 9.9% 13.8% 16.9% 18.1% Cash Consideration / Implied XR 40.9% 28.2% 22.8% 19.2% 15.2% $0.00 1.710x $3.84 1.710x 37.7% 25.2% 20.4% 17.2% 13.6% $2.50 $3.00 $3.50 1.839x 1.865x 1.891x 38.8% 26.2% 21.3% 17.9% 14.2% 38.4% 25.8% 21.0% 17.7% 13.9% 38.0% 25.4% 20.7% 17.4% 13.7% $3.84 1.909x 37.7% 25.2% 20.4% 17.2% 13.6% Cash Consideration / Implied XR Status Quo AMGP: $0.42 $1.26 $1.60 $1.96 $2.34 $ Acc / (Dil):$0.16 $0.32 $0.33 $0.34 $0.32 Status Quo AM: PF AMGP with $0:$1.00 $2.70 $3.30 $3.92 $4.54 PF AMGP with $3.84: $1.12 $3.01 $3.68 $4.38 $5.06 $ Acc / (Dil): $ Acc / (Dil): 13.8% 9.9% 4.7%5.8% (1.6%) 18.1% (1.6%) 1.9% 4.7% 5.8% 2H 2018E 2019E 2020E 2021E 2022E $1.0$81.08… $$22..7744… $3$.234.…24 $3.75$…3.75 $4.29… $4.29 ($0.08) ($0.04) $0.06 $0.18 $0.25 $0.04 $0.27 $0.45 $0.63 $0.77 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.710x 1.710x (4.9%) 0.8% 3.9% 6.5% 7.3% 1.710x (7.1%) (1.6%) 1.9% 4.7% 5.8% 1.839x 0.8% 6.8% 10.4% 13.3% 14.4% 1.865x 1.9% 7.9% 11.7% 14.7% 15.8% 1.891x 3.0% 9.1% 12.9% 16.0% 17.1% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.710x XR 1.909x XR 1.710x XR and $3.84 Cash 73.0% 45.0% 24.5% 15.3% 8.8% 1.2% 130..85%% 0.9% 0.91.9%% 0.0% 3.7% 2H 2018E 2019E 2020E 2021E 2022E PF AMGP with $0: $0.9$11.08… $2$.22.714… $$3.22.48…6 $3.7$53….45 $4.29…$4.15 $ Acc / (Dil): Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E 59 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Note: 1.909x represents implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR Cash Consideration / Implied XR $0.00 $3.84 $2.50 $3.00 $3.50 $3.84 1.909x 11.6% 11.7% 12.2% 12.6% 13.0% Source: Management projections and Fac tSet as of 8/10/2018. Cash Consideration - Taxes 77.1% 48.5% 27.0% 17.3% 10.3% $0.00 1.710x $3.84 1.710x 73.0% 45.0% 24.5% 15.3% 8.8% $2.50 $3.00 $3.50 1.839x 1.865x 1.891x 74.4% 46.3% 25.4% 16.0% 9.3% 73.9% 45.8% 25.0% 15.8% 9.1% 73.4% 45.4% 24.7% 15.5% 8.9% $3.84 1.909x 73.0% 45.0% 24.5% 15.3% 8.8% Status Quo AM: PF AMGP with $3.84: $1.02 $2.47 $3.20 $3.85 $4.63 $ Acc / (Dil): PF AMGP Coverage:1.099x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP: $0.31 $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $0.53 $1.30 $1.68 $2.02 $2.43 $ Acc / (Dil):$0.23 $0.40 $0.33 $0.27 $0.20 PF AMGP Coverage: 1.099x 1.220x 1.152x 1.137x 1.093x 11.6% 11.7% 12.2% 12.6% 13.0% 16.9% 18.1% (1.6%) 1.9% 4.7% 5.8% (7.1%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E $0.91 $2.21 $2.85 $3.42 $4.10 $0.00 $0.00 $0.01 $0.03 $0.05 $0.11 $0.26 $0.35 $0.43 $0.53 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.710x 1.710x 2.3% 2.5% 2.5% 2.6% 2.7% 1.710x 0.0% 0.1% 0.5% 0.9% 1.2% 1.839x 8.4% 8.5% 8.9% 9.2% 9.5% 1.865x 9.6% 9.7% 10.1% 10.5% 10.8% 1.891x 10.8% 10.9% 11.3% 11.7% 12.1% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash Flow Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 42.5% At 1.710x XR 1.909x XR 1.710x XR and $3.84 Cash 12.2% 13.1% 9.7% 30.8% (1.7%) 22.1% 18.4% 18.1% 5.8% 16.9% 4.7% 13.8% 1.9% 10.0% (1.6%) 2H 2018E 2019E 2020E 2021E 2022E PF AMGP: $0.54 $1.34 $1.78 $1.98 $2.15 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E Cash Consideration - Taxes 60 Source: Management projections and FactSet as of 8/10/2018. Note: 1.909x represents implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. $0.00 1.710x 46.1% 34.5% 24.3% 19.8% 5.3% $3.84 1.710x 42.5% 30.8% 22.1% 18.4% 10.0% $2.50 $3.00 $3.50 1.839x 1.865x 1.891x 43.7% 32.1% 22.9% 19.1% 8.2% 43.3% 31.6% 22.6% 18.8% 8.9% 42.8% 31.1% 22.3% 18.6% 9.6% $3.84 1.909x 42.5% 30.8% 22.1% 18.4% 10.0% Cash Consideration / Implied XR $0.00 $3.84 $2.50 $3.00 $3.50 $3.84 1.909x 1.5% 6.3% 12.2% 13.1% 9.7% Cash Consideration / Implied XR Status Quo AMGP: $0.38 $1.02 $1.46 $1.67 $1.96 $ Acc / (Dil):$0.16 $0.32 $0.32 $0.31 $0.19 Status Quo AM: PF AMGP with $0:$0.92 $2.29 $3.04 $3.38 $3.70 PF AMGP with $3.84: $1.02 $2.56 $3.39 $3.77 $4.13 $ Acc / (Dil): $ Acc / (Dil): 6.3% 1.5% 0.6% 1.3% (4.8%) (9.1%) 3.7% 9.9% (7.1%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E $1.0$11.08… $$22..4704… $3$.234.…02 $3.75$…3.33 $4.29… $3.76 ($0.09) ($0.11) $0.02 $0.04 ($0.06) $0.02 $0.15 $0.37 $0.44 $0.36 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.710x 1.710x (6.7%) (2.1%) 2.3% 2.5% (5.9%) 1.710x (9.1%) (4.8%) 0.6% 1.3% (1.7%) 1.839x (1.3%) 3.4% 8.8% 9.6% 4.0% 1.865x (0.3%) 4.5% 10.1% 10.9% 6.1% 1.891x 0.8% 5.6% 11.4% 12.2% 8.2% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % AMGP Accretion / (Dilution) - % At 1.710x XR 1.909x XR 1.710x XR and $3.84 Cash 80.3% 14.2% 8.5% (0.1%) (1.1%) 33.7% 29.7% 21.3% 13.1% 16.9% 13.8% 9.9% 3.7% (7.1%) 2H 2018E 2019E 2020E 2021E 2022E PF AMGP with $0: $0.8$31.08… $1$.28.784… $$3.22.46…4 $3.7$52….97 $4.29…$3.38 $ Acc / (Dil): Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Cash Consid. / Unit Implied XR at 1.710x Consid. / Unit 2H 2018E 2019E 2020E 2021E 2022E 61 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. Note: 1.909x represents implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash assumed to be used to purchase additional secondary shares. Note: Cash Consideration – Taxes scenario assumes cash proceeds are used to fund transaction-related tax obligations and are not factored into accretion/dilution analysis. Cash Consideration / Implied XR $0.00 $3.84 $2.50 $3.00 $3.50 $3.84 1.909x 8.5% (2.4%) 14.2% 11.6% 10.4% Source: Management projections and FactSet as of 8/10/2018. Cash Consideration - Taxes 84.9% 33.4% 36.0% 22.8% 8.3% $0.00 1.710x $3.84 1.710x 80.3% 29.7% 33.7% 21.3% 13.1% $2.50 $3.00 $3.50 1.839x 1.865x 1.891x 81.9% 31.0% 34.5% 22.0% 11.2% 81.3% 30.5% 34.2% 21.8% 11.9% 80.7% 30.1% 33.9% 21.5% 12.6% $3.84 1.909x 80.3% 29.7% 33.7% 21.3% 13.1% Cash Consideration / Implied XR Status Quo AM: PF AMGP with $3.84: $0.93 $2.09 $2.95 $3.31 $3.78 $ Acc / (Dil): PF AMGP Coverage:1.099x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP: $0.27 $0.85 $1.15 $1.43 $1.75 PF AMGP:$0.49 $1.10 $1.55 $1.74 $1.97 $ Acc / (Dil):$0.22 $0.25 $0.39 $0.31 $0.22 PF AMGP Coverage: 1.099x 1.220x 1.152x 1.137x 1.093x 11.6%10.4% 2.3% (2.8%) (2.4%) (12.5%) 18.1% (1.6%) 1.9% 4.7% 5.8% 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E $0.86 $2.15 $2.58 $2.97 $3.42 ($0.02) ($0.27) $0.06 ($0.00) ($0.04) $0.07 ($0.05) $0.37 $0.34 $0.36 Implied XR 2H 2018E 2019E 2020E 2021E 2022E at 1.710x 1.710x (0.3%) (10.1%) 4.1% 1.1% (5.3%) 1.710x (2.8%) (12.5%) 2.3% (0.1%) (1.1%) 1.839x 5.5% (5.0%) 10.7% 8.1% 4.7% 1.865x 6.6% (4.0%) 12.0% 9.4% 6.8% 1.891x 7.7% (3.0%) 13.3% 10.7% 8.9% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Growth Comparison SQ AM, SQ AMGP, & PF AMGP at AM Proposal AR Base Case AM $2.04 $2.74 $3.24 $3.75 $4.29 16% AM GP @ 1.0x AM Coverage $0.77 $1.26 $1.60 $1.96 $2.34 23% PF AM GP $1.17 $1.58 $1.93 $2.29 $2.65 19% AR Downside Volumes Case AM $2.04 $2.40 $3.02 $3.33 $3.76 16% AM GP @ 1.0x AM Coverage $0.77 $1.02 $1.46 $1.67 $1.96 24% PF AM GP $1.07 $1.34 $1.78 $1.97 $2.16 17% AR Base Case AM $1.72 $2.21 $2.85 $3.42 $4.10 23% AM GP $0.54 $0.89 $1.35 $1.75 $2.23 36% PF AM GP $1.06 $1.29 $1.67 $2.02 $2.43 23% AR Downside Volumes Case AM $1.72 $2.15 $2.58 $2.97 $3.42 17% AM GP $0.54 $0.85 $1.15 $1.43 $1.75 27% PF AM GP $0.97 $1.10 $1.54 $1.74 $1.98 22% Source: Management projections and FactSet as of 8/10/2018. Note: Coverage assumptions as provided by Management in 2019E+. 2018E coverage adjusted for dividend breakeven analysis. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case. 62 SQ AM M gmt Dist Coverage (Base Case) 1.27x 1.31x 1.16x 1.11x 1.05x SQ AM M gmt Dist Coverage (AR Downside Volumes Case) 1.26x 1.16x 1.21x 1.14x 1.12x PF AM GP M anagement Dividend Coverage 1.10x 1.22x 1.15x 1.14x 1.09x 2018E 2019E 2020E 2021E 2022E 2019E - 2022E CAGR Distributions / Dividends per Unit / Share 2018E 2019E 2020E 2021E 2022E 2019E - 2022E CAGR DCF per Unit / Share CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | For AM | AM Proposal AR Base Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+. (1) Implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash consideration added to implied share price at 1.710x XR. (2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 63 $43.57 $50.49 $57.40 $41.25 $47.79 $54.34 $39.09 $45.28 $51.47 Discount Rate 2022E Terminal M ultiple $50.31 $56.99 $66.34 $47.20 $53.40 $62.09 $44.36 $50.13 $58.21 Discount Rate $45.47 $50.85 $58.02 $42.47 $47.47 $54.14 $39.73 $44.38 $50.58 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $46.25 $52.91 $59.57 $43.50 $49.69 $55.88 $40.99 $46.75 $52.51 Discount Rate $37.37 $42.09 $46.82 $34.98 $39.38 $43.77 $32.80 $36.89 $40.97 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.909x XR(1) Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis For AM | AM Proposal | AR Downside Volumes Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+. (1) Implied XR at 1.710x equity XR and cash consideration of $3.84 / unit. Cash consideration added to implied share price at 1.710x XR. (2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 64 $37.85 $43.49 $49.12 $35.88 $41.21 $46.54 $34.04 $39.09 $44.13 Discount Rate 2022E Terminal M ultiple $40.83 $46.06 $53.39 $38.37 $43.24 $50.04 $36.12 $40.65 $46.98 Discount Rate $38.55 $43.03 $49.02 $36.02 $40.20 $45.76 $33.72 $37.60 $42.77 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $39.00 $44.43 $49.86 $36.74 $41.78 $46.83 $34.67 $39.36 $44.05 Discount Rate $33.02 $37.17 $41.31 $30.92 $34.77 $38.63 $29.00 $32.58 $36.17 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.909x XR(1) Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | For AMGP | AM Proposal AR Base Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 65 $23.23 $27.28 $31.32 $21.88 $25.70 $29.53 $20.61 $24.23 $27.85 Discount Rate 2022E Terminal M ultiple $27.18 $31.08 $36.55 $25.36 $28.98 $34.06 $23.69 $27.07 $31.79 Discount Rate $26.50 $32.78 $43.78 $24.71 $30.55 $40.77 $23.08 $28.51 $38.01 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $24.80 $28.69 $32.59 $23.19 $26.81 $30.43 $21.72 $25.09 $28.46 Discount Rate $26.07 $29.29 $32.52 $24.31 $27.31 $30.31 $22.71 $25.50 $28.28 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis For AMGP | AM Proposal | AR Downside Volumes Case Discounted Levered DCF Analysis Discounted Levered DCF Analysis 14.0x 16.0x 18.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 7.0% 5.5% 4.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 8/10/2018. Note: Utilizes adjusted PF AMGP Management coverage: implied distribution / dividend breakeven coverage ratio in 2018E and PF AMGP Management coverage in 2019E+. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 66 $19.89 $23.18 $26.48 $18.74 $21.85 $24.97 $17.66 $20.61 $23.56 Discount Rate 2022E Terminal M ultiple $21.63 $24.69 $28.98 $20.19 $23.04 $27.02 $18.88 $21.52 $25.23 Discount Rate $21.03 $25.95 $34.56 $19.62 $24.19 $32.19 $18.33 $22.59 $30.03 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $20.56 $23.73 $26.91 $19.24 $22.19 $25.14 $18.02 $20.77 $23.51 Discount Rate $20.70 $23.22 $25.75 $19.31 $21.66 $24.00 $18.05 $20.23 $22.41 Discount Rate 2022E DCF M ultiple 2022E CAFD M ultiple PF AMGP Implied Share Price Stand Alone AMGP Implied Share Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VI. Pro Forma Trading Analysis 67 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Pro Forma Trading AM Share Price as of 8/10/2018: $32.28 Implied AM Ownership AM 2018E ($1.82) 5.64% PF Mkt Cap Weighted Y ield ($0.95) 4.67% AMGP 2018E ($0.61) 3.16% 6.00% 5.00% 4.00% 3.00% 59.5% $25.33 $26.93 $30.40 $32.52 $38.00 $48.03 $50.67 60.3% $26.13 $27.78 $31.35 $33.54 $39.19 $49.54 $52.25 61.0% $26.92 $28.62 $32.30 $34.56 $40.38 $51.04 $53.83 61.7% $27.71 $29.46 $33.25 $35.57 $41.56 $52.54 $55.42 62.3% $28.50 $30.30 $34.20 $36.59 $42.75 $54.04 $57.00 63.0% $29.29 $31.14 $35.15 $37.61 $43.94 $55.54 $58.58 62.1% $28.27 $30.06 $33.93 $36.30 $42.41 $53.60 $56.54 63.8% $30.36 $32.28 $36.44 $38.98 $45.55 $57.57 $60.73 68 Source: Company Management, FactSet as of 8/10/2018. Note: 2018E Dividend / Distribution Yields based on Annualized 2H 2018E dividends / distributions. Cash Adj. XR at AM Proposal Current Adj. XR AMGP Proposal 1.918x 1.786x 1.850x 1.800x 1.750x 1.700x 1.650x 1.600x Exchange Ratio A I Exchange Ratio Adjusted Implied AM Unit Price 2H Annualized 2018E Dividend Y ield H G F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VII. After-Tax Pro Forma Impact Supplemental Materials for AMGP Proposal 69 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At AMGP Proposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es Antero Resourc es - WaterARC Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 The average public AM unit holder would need to receive cash consideration of $2.43 per unit to avoid having to sell shares post-transaction to pay transaction related taxes Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.34 1.650x $31.91 AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.34 1.650x $31.91 AM GP Share Pric e Exc hange Ratio O ffer Pric e $19.34 1.650x $31.91 Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain Detail of Gains (per Unit) Average O rdinary Gain Average Capital Gain $3.37 5.27 $4.83 6.58 $6.56 4.85 Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) ($1.08) Average Assumed Passive Ac tivity Loss (2) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) ($1.46) Assumed Passive Ac tivity Loss(3) Tax on Gain (per Unit) Federal O rdinary Inc ome Tax Rate Individual M LP Investor Deduc tion Rate Adjusted O rdinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effec tive State Tax Rate(3) ($2.00) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% PAL Rate PAL Gain Deduc tion 37.0% ($0.40) PAL Rate PAL Gain Deduc tion 37.0% ($0.54) PAL Rate PAL Gain Deduc tion 37.0% ($0.74) Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $1.26 23.8% $0.17 5.2% $0.27 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $1.56 23.8% $0.25 5.2% $0.34 5.2% Tax on O rdinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax O rdinary Inc ome(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $1.15 23.8% $0.34 5.2% $0.25 5.2% Total Effective Tax Rate 28.1% Total Effective Tax Rate 28.3% Total Effective Tax Rate 28.0% Source: FactSet as of 8/10/2018 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00.` Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 70 Total Tax on Gain $3.20 Total Tax on Gain $3.23 Total Tax on Gain $2.43 Total Gain $11.41 Total Gain $11.41 Total Gain $8.64 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 For IPO Investor - IPO Basis(4) For IPO Investor - Average Basis(1) For Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For Average Unitholder Calculation Detail for AMGP Proposal $391 $989 $1,222 $1,413 $1,642 EBITDA - Interest Expense EBITDA - Distributions from Unconsolidated Affiliates + Equity in Earnings of Unconsolidated Affiliates - Equity Based Compensation - Interest Expense - Depreciation of Goodwill and Current Assets - Additional Depreciation from Step Up in Basis - Capex Expense for Tangible Assets - Interest Expense Add-back $391 ($27) $27 ($23) (39) (359) (27) (133) 0 $989 ($88) $87 ($48) (91) (687) (179) (164) 0 $1,222 ($141) $119 ($41) (116) (620) (287) (176) 0 $1,413 ($168) $134 ($33) (134) (578) (281) (352) 0 $1,642 ($196) $157 ($35) (126) (565) (204) (352) 18 ($38) ($90) ($114) ($133) ($144) - IDR Distributions ($82) ($237) ($357) ($464) ($592) - Distributions from Unc onsolidated Affiliates ($27) ($88) ($141) ($168) ($196) + Equity in Earnings of Unc onsolidated Affiliates $27 $87 $119 $134 $157 - Equity Based Compensation ($23) ($48) ($41) ($33) ($35) Taxable Income Before NOLs ($189) ($181) ($41) $2 $330 248 613 687 749 832 Taxable Income Before Tax Depreciation - NOLs applied from previous years $0 $0 $0 ($1) ($264) O versubc ription 103% 103% 103% 103% 103% Taxable Income ($189) ($181) ($41) $0 $66 AMGP Taxable Income + NOL Utilization - Payment of Income Taxes +/-Change in depreciation (MACRS vs ADS SL) + Tangible Asset Capex ($189) - - (8) 133 ($181) - - 32 164 ($41) - - 64 176 $0 1 0 16 352 $66 264 17 (35) 352 255 631 707 771 856 Taxable Income Before Tax Depreciation Tax Deprec iation (253) (588) (642) (648) (644) Net Income 2 42 65 123 213 Current Earnings & Profits Current Dist. from AMGP to Shareholders Qualified Dividend? Return of Capital(1) Qualified Dividend(2) Partial Return of Capital(3) Percentage RoC Percentage QD ($64) 329 RoC 329 - - 100% 0% $15 698 Cum E&P - 15 683 98% 2% $199 900 Cum E&P - 199 701 78% 22% $369 1,081 Cum E&P - 369 712 66% 34% $630 1,297 Cum E&P - 630 667 51% 49% AM Shares Outstanding 188.1 188.1 188.1 188.1 188.1 Taxable Income / Unit (Net of PAL) $0.00 $0.00 $0.01 $0.02 $0.04 Average Tax Basis per Unit $23.27 $21.57 $19.60 $17.10 $14.33 Less: Return of Capital per Unit(1) Average EoY Basis per Unit ($1.70) ($1.97) ($2.50) ($2.77) ($2.97) $21.57 $19.60 $17.10 $14.33 $11.37 Income Tax Taxable Income / Unit (Net of PAL) $0.00 $0.00 $0.01 $0.02 $0.04 Tax Basis/Share - Return of Capital $19.34 ($0.64) $18.70 ($1.33) $17.38 ($1.36) $16.02 ($1.38) $14.63 ($1.30) Income Tax Rate 29.6% 29.6% 29.6% 29.6% 29.6% EoY Basis $18.70 $17.38 $16.02 $14.63 $13.34 Qualified Dividend Taxes $0.00 $0.01 $0.09 $0.17 $0.29 Tax / Unit $0.00 ($0.00) ($0.00) ($0.01) ($0.01) Implied Tax Rate -% 0% 5% 8% 11% Exchange ratio 1.525x 1.525x 1.525x 1.525x 1.525x After-tax Distribution Dilution to AM Unitholder (21.9%) (7.0%) (11.4%) (13.9%) (16.9%) Source: Management projections and FactSet as of 8/10/2018. 71 (1) (2) (3) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0. Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0. Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profit s assuming Qualified Dividends are applicable. Implied After-Tax XR Calculation Detail Exchange Ratio Implied AM Unit $ Forecast Taxes Payable After Tax Unit Take Implied After-Tax XR 1.650x $31.91 $2.43 $29.48 1.525x 1.700x $32.88 $2.66 $30.22 1.563x 1.800x $34.81 $3.12 $31.70 1.639x 1.900x $36.75 $3.58 $33.17 1.715x 2.000x $38.68 $4.04 $34.64 1.791x PF After Tax AM Dividend XR Adjusted Share $0.71 $2.06 $2.52 $2.94 $3.40 After-Tax PF AMGP Dividend Per Share $0.47 $1.35 $1.66 $1.93 $2.23 After Tax AM Distibution Per LP Unit $0.91 $2.21 $2.85 $3.41 $4.09 Return of Capital Taxes $0.00 $0.00 $0.00 $0.00 $0.00 Before Tax PF AMGP Dividend Per Share $0.47 $1.36 $1.75 $2.10 $2.52 Total Tax per Share $-$0.01 $0.09 $0.17 $0.29 Income Taxes / Unit $0.00 $0.00 $0.00 $0.01 $0.01 Before Tax AM Distibution Per LP Unit $0.91 $2.21 $2.85 $3.42 $4.10 Shares Outstanding 515.1 515.1 515.1 515.1 515.1 PF AMGP After-Tax Dividend Calculation 2H 2018E 2019E 2020E 2021E 2022E SQ AM After-Tax Distribution Calculation 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) CONFIDENTIAL DRAFT AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Base Case AM Accretion / (Dilution) - % At Tax Affected 1.650x Exchange Ratio (Implied XR of 1.525x) AMGP Accretion / (Dilution) - % 99.0% 98.4% (7.0%) (11.4%) (13.9%) 61.5% 44.6% (21.9%) 31.0% (16.9%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.47 $1.35 $1.66 $1.93 $2.23 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E XR 2H 2018E 2019E 2020E 2021E 2022E 1.650x 99.0% 98.4% 61.5% 44.6% 31.0% 1.650x 1.525x (21.9%) (7.0%) (11.4%) (13.9%) (16.9%) 1.700x 95.4% 95.7% 59.2% 42.5% 28.9% 1.700x 1.563x (21.3%) (5.9%) (10.5%) (13.1%) (16.2%) 1.800x 88.6% 89.1% 54.8% 38.4% 24.9% 1.800x 1.639x (20.4%) (4.7%) (8.7%) (11.4%) (14.8%) 1.900x 82.3% 82.8% 50.6% 34.5% 21.0% 1.900x 1.715x (19.5%) (3.6%) (7.0%) (9.9%) (13.7%) 2.000x 76.4% 76.9% 46.8% 31.0% 17.4% 2.000x 1.791x (18.6%) (2.6%) (5.3%) (8.4%) (12.5%) 72 Source: Management projections and FactSet as of 8/10/2018 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71). Exchange Ratio Exchange Ratio PF AMGP Coverage 1.313x 1.220x 1.152x 1.137x 1.093x PF AMGP Coverage 1.313x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP: $0.23 $0.68 $1.03 $1.33 $1.70 $ Acc / (Dil):$0.23 $0.67 $0.63 $0.59 $0.53 Status Quo AM:$0.91 $2.21 $2.85 $3.41 $4.09 Pro Forma AMGP: $0.71 $2.06 $2.52 $2.94 $3.40 $ Acc / (Dil):($0.20) ($0.15) ($0.32) ($0.47) ($0.69) SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) CONFIDENTIAL DRAFT AM & AMGP | For Average AM Unit Holder at AMGP Proposal | AR Downside Case AM Accretion / (Dilution) - % At Tax Affected 1.650x Exchange Ratio (Implied XR of 1.525x) AMGP Accretion / (Dilution) - % 107.8% (11.8%) 79.2% 69.6% (17.1%) (17.9%) (23.9%) 47.9% 29.4% (22.8%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.43 $1.15 $1.49 $1.61 $1.73 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E XR 2H 2018E 2019E 2020E 2021E 2022E 1.650x 107.8% 79.2% 69.6% 47.9% 29.4% 1.650x 1.525x (23.9%) (17.9%) (11.8%) (17.1%) (22.8%) 1.700x 104.1% 76.0% 67.3% 47.0% 27.9% 1.700x 1.563x (23.4%) (17.4%) (10.8%) (15.5%) (21.8%) 1.800x 97.0% 69.9% 63.0% 43.8% 26.1% 1.800x 1.639x (22.4%) (16.3%) (8.9%) (13.3%) (19.2%) 1.900x 90.4% 64.2% 58.9% 40.1% 25.0% 1.900x 1.715x (21.5%) (15.4%) (7.0%) (11.6%) (16.1%) 2.000x 1.791x (20.7%) (14.5%) (5.2%) (10.0%) (13.1%) 2.000x 84.3% 58.9% 55.2% 36.6% 24.1% 73 Source: Management projections and FactSet as of 8/10/2018 Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71). Exchange Ratio Exchange Ratio PF AMGP Coverage 1.313x 1.220x 1.152x 1.137x 1.093x PF AMGP Coverage 1.313x 1.220x 1.152x 1.137x 1.093x Status Quo AMGP: $0.21 $0.64 $0.88 $1.09 $1.33 $ Acc / (Dil):$0.22 $0.51 $0.61 $0.52 $0.39 Status Quo AM:$0.86 $2.14 $2.58 $2.96 $3.41 Pro Forma AMGP: $0.65 $1.76 $2.27 $2.46 $2.63 $ Acc / (Dil):($0.20) ($0.38) ($0.30) ($0.51) ($0.78) SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Base Case AM Accretion / (Dilution) - % At Tax Affected 1.650x Exchange Ratio (Implied XR of 1.525x) AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 88.9% 70.8% 56.4% (8.4%) (9.3%) (9.6%) 47.4% 36.4% (13.3%) (12.6%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.61 $1.64 $1.91 $2.20 $2.43 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E XR 1.650x 88.9% 70.8% 56.4% 47.4% 36.4% 1.650x 1.525x (13.3%) (8.4%) (9.3%) (9.6%) (12.6%) 1.700x 85.5% 68.3% 54.1% 45.1% 34.1% 1.700x 1.563x (12.7%) (7.5%) (8.4%) (8.7%) (11.9%) 1.800x 79.1% 62.5% 49.7% 40.9% 29.7% 1.800x 1.639x (11.6%) (6.3%) (6.7%) (7.1%) (10.6%) 1.900x 73.1% 57.0% 45.6% 36.9% 25.7% 1.900x 1.715x (10.6%) (5.2%) (5.1%) (5.5%) (9.4%) 2.000x 67.5% 51.9% 41.7% 33.1% 21.9% 2.000x 1.791x (9.7%) (4.2%) (3.5%) (4.0%) (8.3%) 74 Source: Management projections and FactSet as of 8/10/2018 Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71). Exchange Ratio Exchange Ratio PF AMGP Coverage 1.000x 1.000x 1.000x 1.000x 1.000x PF AMGP Coverage 1.000x 1.000x 1.000x 1.000x 1.000x Status Quo AMGP: $0.32 $0.96 $1.22 $1.49 $1.78 $ Acc / (Dil):$0.29 $0.68 $0.69 $0.71 $0.65 Status Quo AM:$1.08 $2.73 $3.21 $3.71 $4.23 Pro Forma AMGP: $0.93 $2.50 $2.91 $3.35 $3.70 $ Acc / (Dil):($0.14) ($0.23) ($0.30) ($0.35) ($0.53) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) For Average AM Unit Holder at AMGP Proposal at 1.0x Coverage for AM & PF AMGP | AR Downside Volumes Case AM Accretion / (Dilution) - % At Tax Affected 1.650x Exchange Ratio (Implied XR of 1.525x) AMGP Accretion / (Dilution) - % At 1.0x AM Coverage 95.8% 79.7% 55.6% (10.8%) (12.4%) (14.6%) (15.0%) 45.5% 26.2% (22.4%) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Pro Forma AMGP: $0.56 $1.40 $1.73 $1.85 $1.89 Accretion / (Dilution) Analysis at Various XRs Implied After-Tax Accretion / (Dilution) Analysis at Various XRs 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E XR 1.650x 95.8% 79.7% 55.6% 45.5% 26.2% 1.650x 1.525x (15.0%) (10.8%) (12.4%) (14.6%) (22.4%) 1.700x 92.3% 76.5% 53.4% 44.5% 24.6% 1.700x 1.563x (14.4%) (10.2%) (11.5%) (13.0%) (21.4%) 1.800x 85.7% 70.4% 49.3% 40.8% 23.3% 1.800x 1.639x (13.4%) (9.1%) (9.7%) (11.1%) (18.5%) 1.900x 79.4% 64.7% 45.4% 37.1% 22.3% 1.900x 1.715x (12.4%) (8.0%) (7.9%) (9.4%) (15.4%) 2.000x 73.6% 59.4% 41.8% 33.6% 21.3% 2.000x 1.791x (11.4%) (7.1%) (6.2%) (7.8%) (12.3%) 75 Source: Management projections and FactSet as of 8/10/2018 Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Note: Implied after-tax exchange ratio adjusted for average AM unitholder tax costs as provided by Management (refer to page 71). Exchange Ratio Exchange Ratio PF AMGP Coverage 1.000x 1.000x 1.000x 1.000x 1.000x PF AMGP Coverage 1.000x 1.000x 1.000x 1.000x 1.000x Status Quo AMGP: $0.29 $0.78 $1.11 $1.27 $1.50 $ Acc / (Dil):$0.27 $0.62 $0.62 $0.58 $0.39 Status Quo AM:$1.01 $2.40 $3.00 $3.30 $3.71 Pro Forma AMGP: $0.86 $2.14 $2.63 $2.82 $2.88 $ Acc / (Dil):($0.15) ($0.26) ($0.37) ($0.48) ($0.83) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Dividend Distribution Analysis AMGP Proposal | AR Base Case | Valuation Effective Date: 6/30/2018 AM: Discounted Distribution Analysis Distributions Attributable to LP Unitholders PF AMGP: Discounted Distribution Analysis XR Adjusted PF AMGP Implied Share Price | 1.525x 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 10.0% 12.0% 8.0% 10.0% 12.0% Discounted Distribution Analysis Supplemental Calculation Detail(1,2) Discounted Distribution Analysis Supplemental Calculation Detail(2) PF AMGP BT Dist. per Share PF AMGP AT Dist. per Share Discount Factor PV of PF AMGP Dist.per Share $2.52 $2.23 0.683 $1.52 BT LP Distribution Per Unit AT LP Distribution Per Unit Discount Factor PV of LP Dist. per Unit $4.10 $4.09 0.683 $2.79 $0.47 0.953 $0.44 $1.35 0.866 $1.17 $1.66 0.787 $1.30 $1.93 0.716 $1.38 $0.91 0.953 $0.87 $2.21 0.866 $1.91 $2.85 0.787 $2.24 $3.41 0.716 $2.44 Terminal Yield 6.0% Terminal Yield 7.0% Tax Calculation: Average Purchase Price Acquiror Share Price Tax Calculation: Average Purchase Price Existing RoC $31.91 $19.34 $26.64 ($3.37) Beginning Tax Basis $19.34 Beginning Tax Basis $23.27 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Beg. Avg. Tax Basis / Share Less: Return of Capital / Shar $19.34 ($0.64) $18.70 ($1.33) $17.38 ($1.36) $16.02 ($1.38) $14.63 ($1.30) Beg. Avg. Tax Basis / Unit Less: Return of Capital / Unit $23.27 (3) (1.70) $21.57 (1.97) $19.60 (2.50) $17.10 (2.77) $14.33 (2.97) Avg. EOY Basis / Share $18.70 $17.38 $16.02 $14.63 $13.34 Avg. EOY Basis / Unit $21.57 $19.60 $17.10 $14.33 $11.37 Implied Terminal Value per Unit Capital Gain Ordinary Gain $41.97 $22.63 $6.00 Implied Terminal Value per Unit Capital Gain Ordinary Gain $58.57 $31.93 $15.27 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% Average Assumed Passive Activity Loss at YE 2021 ($0.16) $2.00 5.39 0.31 1.17 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $5.26 7.60 0.79 1.66 Total Effective Tax Rate After-Tax Future Value per Share Terminal Disc. Factor 31.0% $33.10 0.651 Total Effective Tax Rate After-Tax Future Value per Unit Terminal Disc. Factor 32.4% $43.26 0.651 Exchange Ratio 1.525x Source: Management projections and FactSet as of 8/10/2018. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. 76 (1) (2) (3) Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. Return of Capital / Unit (Share) for full year 2018. XR Adjusted Implied Present Value per Unit $41.71 Implied Present Value per Unit$38.42 Implied Present Value per Share $27.36 Total Tax on Gain$15.31 Total Tax on Gain $8.88 Total Gain$47.21 Total Gain $28.63 Implied Terminal Future Value per Unit$58.57 Implied Terminal Value per Share $41.97 Disc. LP Dist. Total$10.26 Disc. PF AMGP Dist. Total $5.82 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E2020E2021E2022E $40.41 $45.00 $51.43 $37.48 $41.71 $47.62 $34.82 $38.71 $44.17 Discount Rate $37.71 $41.39 $46.29 $35.03 $38.42 $42.93 $32.60 $35.72 $39.88 Discount Rate 2022E Distribution Y ield 2022E Distribution Y ield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Dividend Distribution Analysis AMGP Proposal | AR Downside Volumes Case | Valuation Effective Date: 6/30/2018 AM: Discounted Distribution Analysis Distributions Attributable to LP Unitholders PF AMGP: Discounted Distribution Analysis XR Adjusted PF AMGP Implied Share Price | 1.525x 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 10.0% 12.0% 8.0% 10.0% 12.0% Discounted Distribution Analysis Supplemental Calculation Detail(1,2) Discounted Distribution Analysis Supplemental Calculation Detail(2) PF AMGP BT Dist. per Share PF AMGP AT Dist. per Share Discount Factor PV of PF AMGP Dist.per Share $1.93 $1.73 0.683 $1.18 BT LP Distribution Per Unit AT LP Distribution Per Unit Discount Factor PV of LP Dist. per Unit $3.42 $3.41 0.683 $2.33 $0.43 0.953 $0.41 $1.15 0.866 $1.00 $1.49 0.787 $1.17 $1.61 0.716 $1.15 $0.86 0.953 $0.82 $2.14 0.866 $1.86 $2.58 0.787 $2.03 $2.96 0.716 $2.12 Terminal Yield 6.0% Terminal Yield 7.0% Tax Calculation: Average Purchase Price Acquiror Share Price Tax Calculation: Average Purchase Price Existing RoC $31.91 $19.34 $26.64 ($3.37) Beginning Tax Basis $19.34 Beginning Tax Basis $23.27 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Beg. Avg. Tax Basis / Share Less: Return of Capital / Shar $19.34 ($0.60) $18.74 ($1.15) $17.59 ($1.13) $16.46 ($1.09) $15.36 ($1.07) Beg. Avg. Tax Basis / Unit Less: Return of Capital / Unit $23.27 (3) (1.72) $21.56 (2.15) $19.41 (2.50) $16.91 (2.78) $14.13 (2.70) Avg. EOY Basis / Share $18.74 $17.59 $16.46 $15.36 $14.29 Avg. EOY Basis / Unit $21.56 $19.41 $16.91 $14.13 $11.43 Implied Terminal Value per Unit Capital Gain Ordinary Gain $32.17 $12.83 $5.05 Implied Terminal Value per Unit Capital Gain Ordinary Gain $48.86 $22.22 $15.21 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% Average Assumed Passive Activity Loss at YE 2021 ($1.55) $1.69 3.05 0.26 0.67 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $6.63 5.29 0.79 1.15 Total Effective Tax Rate After-Tax Future Value per Share Terminal Disc. Factor 31.7% $26.50 0.651 Total Effective Tax Rate After-Tax Future Value per Unit Terminal Disc. Factor 37.0% $34.99 0.651 Exchange Ratio 1.525x Source: Management projections and FactSet as of 8/10/2018. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. 77 (1) (2) (3) Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. Return of Capital / Unit (Share) for full year 2018. XR Adjusted Implied Present Value per Unit $33.79 Implied Present Value per Unit$31.93 Implied Present Value per Share $22.16 Total Tax on Gain$13.86 Total Tax on Gain $5.67 Total Gain$37.43 Total Gain $17.88 Implied Terminal Future Value per Unit$48.86 Implied Terminal Value per Share $32.17 Disc. LP Dist. Total$9.15 Disc. PF AMGP Dist. Total $4.92 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E2020E2021E2022E $32.93 $36.45 $41.37 $30.55 $33.79 $38.32 $28.40 $31.38 $35.56 Discount Rate $31.30 $34.37 $38.45 $29.11 $31.93 $35.69 $27.11 $29.71 $33.18 Discount Rate 2022E Distribution Y ield 2022E Distribution Y ield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VIII. After-Tax Pro Forma Impact Supplemental Materials for AM Proposal 78 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At AM Proposal Average Tax Basis Calculation(1) Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017 Antero Resourc es Antero Resourc es - WaterARC Public Unitholders 90,841,730 8,028,605 94,757,401 $2.01 25.70 23.27 Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.84 $36.92 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.84 $36.92 AMGP Share Price Exchange Ratio Cash Consideration Offer Price $19.34 1.710x $3.84 $36.92 Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain Average Capital Gain $3.37 10.28 $4.83 11.58 $6.56 9.85 Average Assumed Passive Activity Loss (2) Average Assumed Passive Activity Loss (2) Assumed Passive Activity Loss (3) ($1.08) ($1.46) ($2.00) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% PAL Rate PAL Gain Deduction 37.0% ($0.40) PAL Rate PAL Gain Deduction 37.0% ($0.54) PAL Rate PAL Gain Deduction 37.0% ($0.74) Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.72 21.5% $2.45 23.8% $0.17 5.2% $0.53 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.07 22.3% $2.76 23.8% $0.25 5.2% $0.60 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $2.34 23.8% $0.34 5.2% $0.51 5.2% Total Payable Effective Tax Rate 28.4% Total Effective Tax Rate 28.5% Total Payable Effective Tax Rate 28.3% Source: FactSet as of 8/10/2018 and Wall Street research. (1) (2) (3) (4) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00. Passive activity loss calculated to be $2.00 for an IPO investor. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. 79 Total Tax on Gain $4.65 Total Tax on Gain $4.68 Total Tax on Gain $3.88 Total Gain $16.41 Total Gain $16.41 Total Gain $13.64 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $20.51 Average EOY 2017 Tax Basis $23.27 IPO Investor - IPO Basis(1) For IPO Investor - Average Basis(1) Average Unitholder Average EOY 2017 Basis for Public Unitholders $23.27 Average EOY 2017 Basis for IPO Investors $20.51 Unitholder Active Units EOY 2017 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For Average Unitholder Calculation Detail For AM Proposal $391 $989 $1,222 $1,413 $1,642 EBITDA - Interest Expense EBITDA - Distributions from Unconsolidated Affiliates + Equity in Earnings of Unconsolidated Affiliates - Equity Based Compensation - Interest Expense - Depreciation of Goodwill and Current Assets - Additional Depreciation from Step Up in Basis - Capex Expense for Tangible Assets - Interest Expense Add-back $391 ($27) $27 ($23) (46) (392) (27) (133) 0 $989 ($88) $87 ($48) (112) (753) (179) (164) 0 $1,222 ($141) $119 ($41) (138) (686) (287) (176) 0 $1,413 ($168) $134 ($33) (156) (643) (281) (352) 0 $1,642 ($196) $157 ($35) (112) (631) (204) (352) 54 ($38) ($90) ($114) ($133) ($144) - IDR Distributions ($82) ($237) ($357) ($464) ($592) - Distributions from Unc onsolidated Affiliates ($27) ($88) ($141) ($168) ($196) + Equity in Earnings of Unc onsolidated Affiliates $27 $87 $119 $134 $157 - Equity Based Compensation ($23) ($48) ($41) ($33) ($35) Taxable Income Before NOLs ($229) ($268) ($129) ($86) $315 248 613 687 749 832 Taxable Income Before Tax Depreciation - NOLs applied from previous years $0 $0 $0 $0 ($252) O versubc ription 103% 103% 103% 103% 103% Taxable Income ($229) ($268) ($129) ($86) $63 AMGP Taxable Income + NOL Utilization - Payment of Income Taxes +/-Change in depreciation (MACRS vs ADS SL) + Tangible Asset Capex ($229) - - (8) 133 ($268) - - 32 164 ($129) - - 64 176 ($86) - - 16 352 $63 252 16 (35) 352 255 631 707 771 856 Taxable Income Before Tax Depreciation Tax Deprec iation (253) (588) (642) (648) (644) Net Income 2 42 65 123 213 Current Earnings & Profits Current Dist. from AMGP to Shareholders Qualified Dividend? Return of Capital(1) Qualified Dividend(2) ($104) 369 RoC 369 - - 100% 0% ($71) 681 RoC 681 - - 100% 0% $111 882 Cum E&P - 111 770 87% 13% $282 1,062 Cum E&P - 282 780 73% 27% $616 1,278 Cum E&P - 616 662 52% 48% AM Shares Outstanding 188.1 188.1 188.1 188.1 188.1 Taxable Income / Unit (Net of PAL) $0.00 $0.00 $0.01 $0.02 $0.04 Average Tax Basis per Unit $23.27 $21.57 $19.60 $17.10 $14.33 Less: Return of Capital per Unit(1) Average EoY Basis per Unit ($1.70) ($1.97) ($2.50) ($2.77) ($2.97) (3) Partial Return of Capital Percentage RoC Percentage QD $21.57 $19.60 $17.10 $14.33 $11.37 Income Tax Taxable Income / Unit (Net of PAL) $0.00 $0.00 $0.01 $0.02 $0.04 Tax Basis/Share - Return of Capital $19.34 ($0.70) $18.64 ($1.29) $17.35 ($1.46) $15.88 ($1.48) $14.40 ($1.26) Income Tax Rate 29.6% 29.6% 29.6% 29.6% 29.6% EoY Basis $18.64 $17.35 $15.88 $14.40 $13.14 Qualified Dividend Taxes $0.00 $0.00 $0.05 $0.13 $0.28 Tax / Unit $0.00 ($0.00) ($0.00) ($0.01) ($0.01) Implied Tax Rate -% -% 3% 6% 11% Exchange ratio 1.710x 1.710x 1.710x 1.710x 1.710x After-tax Distribution Dilution to AM Unitholder 0.0% 0.1% (2.5%) (5.3%) (10.1%) Source: Management projections and FactSet as of 8/10/2018. 80 (1) (2) (3) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0. Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholder assuming Current Earnings & Profit is greater than 0. Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profit s assuming Qualified Dividends are applicable. PF After Tax AM Dividend XR Adjusted Share $0.91 $2.21 $2.78 $3.23 $3.67 After-Tax PF AMGP Dividend Per Share $0.53 $1.29 $1.62 $1.89 $2.15 After Tax AM Distibution Per LP Unit $0.91 $2.21 $2.85 $3.41 $4.09 Return of Capital Taxes $0.00 $0.00 $0.00 $0.00 $0.00 Before Tax PF AMGP Dividend Per Share $0.53 $1.29 $1.67 $2.02 $2.43 Total Tax per Share $-$- $0.05 $0.13 $0.28 Income Taxes / Unit $0.00 $0.00 $0.00 $0.01 $0.01 Before Tax AM Distibution Per LP Unit $0.91 $2.21 $2.85 $3.42 $4.10 Shares Outstanding 526.4 526.4 526.4 526.4 526.4 PF AMGP After-Tax Dividend Calculation 2H 2018E 2019E 2020E 2021E 2022E SQ AM After-Tax Distribution Calculation 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Base Case AM Accretion / (Dilution) - % At 1.710x Exchange Ratio AMGP Accretion / (Dilution) - % 127.0% 90.3% 0.0% 0.1% (2.5%) 58.4% (5.3%) 41.8% 26.4% 2H 2018E 2019E 2020E 2021E 2H 2018E 2019E 2020E 2021E 2022E ro Forma AMGP: $0.53 $1.30 $1.62 $1.89 $2.15 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Consid. / Unit Cash Consid. / Unit (1) AM Proposal XR 2H 2018E 2019E 2020E 2021E AM Proposal XR 2H 2018E 2019E 2020E 2021E 2022E 81 Source: Management projections and FactSet as of 8/10/2018. (1) Assumes cash consideration is used to pay taxes. 0.2%0.3%(2.4%)(5.3%) $3.50 1.710x $3.84 1.710x 0.0%0.1%(2.5%)(5.3%) $4.00 1.710x (0.1%)(0.0%)(2.5%)(5.3%)(10.2%) Cash Consideration 127.5%90.7%58.5%41.8%26.6% $3.50 1.710x $3.84 1.710x 127.0%90.3%58.4%41.8%26.4% $4.00 1.710x 126.8%90.1%58.4%41.8%26.3% (10.1%) 2022E P At AM Proposal 2022E (10.0%) (10.1%) Cash Consideration PF AMGP Coverage 1.099x 1.220x 1.152x 1.137x 1.093x PF AMGP Coverage 1.099x1.220x1.152x1.137x1.093x Status Quo AMGP: $0.23 $0.68 $1.03 $1.33 $1.70 $ Acc / (Dil):$0.30 $0.62 $0.60 $0.56 $0.45 Status Quo AM:$0.91 $2.21 $2.85 $3.41 $4.09 Pro Forma AMGP: $0.91 $2.21 $2.78 $3.23 $3.67 $ Acc / (Dil):$0.00 $0.01 ($0.07) ($0.18) ($0.41) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) At 1.710x Exchange Ratio and Various Cash Considerations | AR Downside Volumes Case AM Accretion / (Dilution) - % At 1.710x Exchange Ratio AMGP Accretion / (Dilution) - % 136.6% (2.8%) (2.5%) 70.3% 67.1% (7.3%) 47.4% 33.8% (12.5%) 2H 2018E 2019E 2020E 2021E 2H 2018E 2019E 2020E 2021E 2022E ro Forma AMGP: $0.49 $1.10 $1.47 $1.61 $1.78 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs Cash Consid. / Unit (1) Cash Consid. / Unit AM Proposal XR 2H 2018E 2019E 2020E 2021E AM Proposal XR 2H 2018E 2019E 2020E 2021E 2022E 82 Source: Management projections and FactSet as of 8/10/2018. (1) Assumes that cash consideration is used to pay taxes. (2.6%)(12.3%)(2.5%)(7.3%) $3.50 1.710x $3.84 1.710x (2.8%)(12.5%)(2.5%)(7.3%) $4.00 1.710x (2.9%)(12.6%)(2.5%)(7.3%)(10.3%) Cash Consideration 137.2%70.7%67.1%47.4%33.2% $3.50 1.710x $3.84 1.710x 136.6%70.3%67.1%47.4%33.8% $4.00 1.710x 136.4%70.1%67.1%47.5%34.1% (10.5%) 2022E P At AM Proposal 2022E (10.9%) (10.5%) Cash Consideration PF AMGP Coverage 1.099x 1.220x 1.152x 1.137x 1.093x PF AMGP Coverage 1.099x1.220x1.152x1.137x1.093x Status Quo AMGP: $0.21 $0.64 $0.88 $1.09 $1.33 $ Acc / (Dil):$0.28 $0.46 $0.59 $0.52 $0.44 Status Quo AM:$0.86 $2.14 $2.58 $2.96 $3.41 Pro Forma AMGP: $0.83 $1.88 $2.51 $2.75 $3.05 $ Acc / (Dil):($0.02) ($0.26) ($0.07) ($0.22) ($0.37) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Dividend Distribution Analysis AM Proposal| AR Base Case | Valuation Effective Date: 6/30/2018 AM: Discounted Distribution Analysis Distributions Attributable to LP Unitholders PF AMGP: Discounted Distribution Analysis XR Adjusted PF AMGP Implied Share Price | 1.710x 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 10.0% 12.0% 8.0% 10.0% 12.0% Discounted Distribution Analysis Supplemental Calculation Detail(1,2) Discounted Distribution Analysis Supplemental Calculation Detail(2,3) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AMGP BT Dist. per Share PF AMGP AT Dist. per Share Discount Factor PV of PF AMGP Dist.per Share $2.43 $2.15 0.683 $1.47 BT LP Distribution Per Unit AT LP Distribution Per Unit Discount Factor PV of LP Dist. per Unit $4.10 $4.09 0.683 $2.79 $0.53 0.953 $0.51 $1.29 0.866 $1.12 $1.62 0.787 $1.28 $1.89 0.716 $1.35 $0.91 0.953 $0.87 $2.21 0.866 $1.91 $2.85 0.787 $2.24 $3.41 0.716 $2.44 Terminal Yield 6.0% Terminal Yield 7.0% Tax Calculation: Average Purchase Price Existing RoC Tax Calculation: Average Purchase Price Acquiror Share Price $26.64 ($3.37) $36.92 $19.34 Beginning Tax Basis $23.27 Beginning Tax Basis $19.34 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Beg. Avg. Tax Basis / Unit Less: Return of Capital / Unit $23.27 (4) (1.70) $21.57 (1.97) $19.60 (2.50) $17.10 (2.77) $14.33 (2.97) Beg. Avg. Tax Basis / Share Less: Return of Capital / Shar $19.34 ($0.70) $18.64 ($1.29) $17.35 ($1.46) $15.88 ($1.48) $14.40 ($1.26) Avg. EOY Basis / Unit $21.57 $19.60 $17.10 $14.33 $11.37 Avg. EOY Basis / Share $18.64 $17.35 $15.88 $14.40 $13.14 Implied Terminal Value per Unit Capital Gain Ordinary Gain $58.57 $31.93 $15.27 Implied Terminal Value per Unit Capital Gain Ordinary Gain $40.46 $21.12 $6.20 Average Assumed Passive Activity Loss at YE 2021 ($0.16) Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $2.07 5.03 0.32 1.10 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $5.26 7.60 0.79 1.66 Total Effective Tax Rate After-Tax Future Value per Share Terminal Disc. Factor 31.2% $31.94 0.651 Total Effective Tax Rate After-Tax Future Value per Unit Terminal Disc. Factor 32.4% $43.26 0.651 Exchange Ratio 1.710x Source: Management projections and FactSet as of 8/10/2018. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. (1) (2) (3) (4) Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. Assumes cash consideration of $3.84 used to pay for transaction related tax expenses. Return of Capital / Unit (Share) for full year 2018. 83 XR Adjusted Implied Present Value per Unit$45.35 Implied Present Value per Unit$38.42 Implied Present Value per Share$26.52 Total Tax on Gain$15.31 Total Tax on Gain$8.51 Total Gain$27.31 Total Gain$47.21 Implied Terminal Future Value per Unit$58.57 Implied Terminal Value per Share$40.46 Disc. LP Dist. Total$10.26 Disc. PF AMGP Dist. Total$5.73 $43.96 $48.92 $55.87 $40.78 $45.35 $51.74 $37.89 $42.10 $48.00 Discount Rate $37.71 $41.39 $46.29 $35.03 $38.42 $42.93 $32.60 $35.72 $39.88 Discount Rate 2022E Distribution Y ield 2022E Distribution Y ield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Dividend Distribution Analysis AM Proposal | AR Downside Volumes Case | Valuation Effective Date: 6/30/2018 AM: Discounted Distribution Analysis Distributions Attributable to LP Unitholders PF AMGP: Discounted Distribution Analysis XR Adjusted PF AMGP Implied Share Price | 1.710x 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 10.0% 12.0% 8.0% 10.0% 12.0% Discounted Distribution Analysis Supplemental Calculation Detail(1,2) Discounted Distribution Analysis Supplemental Calculation Detail(2,3) 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E PF AMGP BT Dist. per Share PF AMGP AT Dist. per Share Discount Factor PV of PF AMGP Dist.per Share $1.98 $1.78 0.683 $1.22 BT LP Distribution Per Unit AT LP Distribution Per Unit Discount Factor PV of LP Dist. per Unit $3.42 $3.41 0.683 $2.33 $0.49 0.953 $0.46 $1.10 0.866 $0.95 $1.47 0.787 $1.16 $1.61 0.716 $1.15 $0.86 0.953 $0.82 $2.14 0.866 $1.86 $2.58 0.787 $2.03 $2.96 0.716 $2.12 Terminal Yield 6.0% Terminal Yield 7.0% Tax Calculation: Average Purchase Price Existing RoC Tax Calculation: Average Purchase Price Acquiror Share Price $26.64 ($3.37) $36.92 $19.34 Beginning Tax Basis $23.27 Beginning Tax Basis $19.34 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E Beg. Avg. Tax Basis / Unit Less: Return of Capital / Unit $23.27 (4) (1.72) $21.56 (2.15) $19.41 (2.50) $16.91 (2.78) $14.13 (2.70) Beg. Avg. Tax Basis / Share Less: Return of Capital / Shar $19.34 ($0.66) $18.68 ($1.10) $17.59 ($1.24) $16.35 ($1.20) $15.16 ($1.16) Avg. EOY Basis / Unit $21.56 $19.41 $16.91 $14.13 $11.43 Avg. EOY Basis / Share $18.68 $17.59 $16.35 $15.16 $13.99 Implied Terminal Value per Unit Capital Gain Ordinary Gain $48.86 $22.22 $15.21 Implied Terminal Value per Unit Capital Gain Ordinary Gain $32.97 $13.63 $5.35 Average Assumed Passive Activity Loss at YE 2021 ($1.55) Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $1.79 3.24 0.28 0.71 Total Tax on Gain per Unit Tax on Ordinary Gain - 33.4% Tax on Capital Gain - 23.8% State Tax on Ordinary Income - 5.2% State Tax on Capital Gain - 5.2% $6.63 5.29 0.79 1.15 Total Effective Tax Rate After-Tax Future Value per Share Terminal Disc. Factor 31.7% $26.95 0.651 Total Effective Tax Rate After-Tax Future Value per Unit Terminal Disc. Factor 37.0% $34.99 0.651 Exchange Ratio 1.710x Source: Management projections and FactSet as of 8/10/2018. Note: Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate. (1) (2) (3) (4) Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates. State tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. Assumes cash consideration of $3.84 used to pay for transaction related tax expenses. Return of Capital / Unit (Share) for full year 2018. 84 XR Adjusted Implied Present Value per Unit$38.45 Implied Present Value per Unit$31.93 Implied Present Value per Share$22.48 Total Tax on Gain$13.86 Total Tax on Gain$6.01 Total Gain$18.98 Total Gain$37.43 Implied Terminal Future Value per Unit$48.86 Implied Terminal Value per Share$32.97 Disc. LP Dist. Total$9.15 Disc. PF AMGP Dist. Total$4.94 $37.43 $41.47 $47.13 $34.73 $38.45 $43.66 $32.27 $35.70 $40.51 Discount Rate $31.30 $34.37 $38.45 $29.11 $31.93 $35.69 $27.11 $29.71 $33.18 Discount Rate 2022E Distribution Y ield 2022E Distribution Y ield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Certain TPH Relationships Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources  In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering  In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA  In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering  In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering  In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering  In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering 85 TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Appendix 86 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo AM & AMGP Supplemental Calculation | AR Base Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) I DR DCF (-) Series B Payment (-) G&A Expenses (-) Cash Taxes (+) Tax Shield from Series B Depreciation $122 (2) (2) (16) --$206 (7) (2) (34) 6 $337 (12) (2) (56) 6 $430 (20) (2) (85) 6 $526 (26) (2) (111) 6 $628 (34) (2) (141) 6 Pre-Series B HoldCo DCF $102 $169 $272 $329 $393 $457 Seres B A djustment Add Back (1 - Tax Rate) of Series B to HoldCo DCF Tax Rate 2 25.3% 5 25.3% 9 25.3% 15 25.3% 19 25.3% 25 25.3% AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow I DR DCF (-) G&A Expenses Tax able Cash Flow (-) Cash Taxes (+) Tax Shield from Series B Depreciation $122 (2) $120 (30) --$206 (2) $204 (52) 6 $337 (2) $335 (85) 6 $430 (2) $428 (108) 6 $526 (2) $524 (133) 6 $628 (2) $626 (158) 6 Post-Tax Total IDR DCF $90 $158 $256 $326 $397 $473 Tax Rate 25.3% 25.3% 25.3% 25.3% 25.3% 25.3% 87 Source: Management projections. FactSet as of 8/10/2018. Implied X R 3.670x 2.648x 2.192x 2.035x 1.931x 1.855x AM DCF / LP Unit $1.61 $2.04 $2.74 $3.24 $3.75 $4.29 A MGP Contribution DCF $90 $158 $256 $326 $397 $473 A MGP Shares Outstanding (includes 18.5mm Series B) 204.7 204.7 204.7 204.7 204.7 204.7 DCF / Share $0.44 $0.77 $1.25 $1.59 $1.94 $2.31 2017A 2018E 2019E 2020E 2021E 2022E A MGP Shares Outstanding (includes 18.5mm Series B) 204.7 204.7 204.7 204.7 204.7 204.7 DCF / Share $0.50 $0.85 $1.37 $1.68 $2.02 $2.36 AM DCF / LP Unit $1.61 $2.04 $2.74 $3.24 $3.75 $4.29 Implied X R 3.193x 2.409x 1.994x 1.926x 1.858x 1.820x A MGP Contribution DCF $103 $174 $281 $344 $413 $482 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo AM & AMGP Supplemental Calculation | AR Downside Volumes Case AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow) I DR DCF (-) Series B Payment (-) G&A Expenses (-) Cash Taxes (+) Tax Shield from Series B Depreciation $122 (2) (2) (16) --$205 (7) (2) (34) 6 $273 (12) (2) (53) 6 $389 (17) (2) (73) 6 $448 (21) (2) (90) 6 $529 (26) (2) (111) 6 Pre-Series B HoldCo DCF $102 $168 $212 $304 $340 $396 Seres B A djustment Add Back (1 - Tax Rate) of Series B to HoldCo DCF Tax Rate 2 25.3% 5 25.3% 9 25.3% 12 25.3% 16 25.3% 19 25.3% AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow I DR DCF (-) G&A Expenses Tax able Cash Flow (-) Cash Taxes (+) Tax Shield from Series B Depreciation $122 (2) $120 (30) --$205 (2) $203 (51) 6 $273 (2) $271 (69) 6 $389 (2) $387 (98) 6 $448 (2) $446 (113) 6 $529 (2) $527 (133) 6 Post-Tax Total IDR DCF $90 $158 $209 $295 $339 $399 Tax Rate 25.3% 25.3% 25.3% 25.3% 25.3% 25.3% 88 Source: Management projections. FactSet as of 8/10/2018. Implied X R 3.670x 2.650x 2.359x 2.094x 2.012x 1.929x AM DCF / LP Unit $1.61 $2.04 $2.40 $3.02 $3.33 $3.76 A MGP Contribution DCF $90 $158 $209 $295 $339 $399 A MGP Shares Outstanding (includes 18.5mm Series B) 204.7 204.7 204.7 204.7 204.7 204.7 DCF / Share $0.44 $0.77 $1.02 $1.44 $1.66 $1.95 2017A 2018E 2019E 2020E 2021E 2022E A MGP Shares Outstanding (includes 18.5mm Series B) 204.7 204.7 204.7 204.7 204.7 204.7 DCF / Share $0.50 $0.85 $1.08 $1.55 $1.74 $2.03 AM DCF / LP Unit $1.61 $2.04 $2.40 $3.02 $3.33 $3.76 Implied X R 3.193x 2.412x 2.227x 1.955x 1.915x 1.853x A MGP Contribution DCF $103 $173 $221 $316 $356 $415 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo Supplemental Calculation | AR Base Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $237 (2) $357 (2) $464 (2) $592 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (59) 6 25.3% (90) 6 25.3% (117) 6 25.3% (150) 6 25.3% Post Tax, Post-G&A Distributions $51 $112 $181 $271 $351 $447 AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $416 188.1 $536 188.1 $643 188.1 $771 188.1 89 Source: Management projections. FactSet as of 8/10/2018. Implied X R5.364x3.140x2.495x2.151x1.993x1.878x LP Dist. / Unit$1.33$1.72$2.21$2.85$3.42$4.10 2017A 2018E 2019E 2020E 2021E 2022E A MGP Distribution / Share$0.25$0.55$0.89$1.33$1.72$2.18 Tax able Distributions68142235355462590 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo Supplemental Calculation | AR Downside Volumes Case AM & AMGP AMGP Distribution per Share Calculation $70 (2) $144 (2) $225 (2) $306 (2) $380 (2) $464 (2) Total Distributions from LP Less: G&A Less: Taxes on Total Distributions (+) Tax Shield from Series B Depreciation Tax Rate (17) - 25.3% (36) 6 25.3% (56) 6 25.3% (77) 6 25.3% (96) 6 25.3% (117) 6 25.3% Post Tax, Post-G&A Distributions $51 $112 $172 $233 $288 $351 AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $404 188.1 $485 188.1 $559 188.1 $643 188.1 90 Source: Management projections. FactSet as of 8/10/2018. Implied X R5.364x3.140x2.550x2.264x2.110x1.993x LP Dist. / Unit$1.33$1.72$2.15$2.58$2.97$3.42 2017A 2018E 2019E 2020E 2021E 2022E A MGP Distribution / Share$0.25$0.55$0.84$1.14$1.41$1.72 Tax able Distributions68142223304378462 2017A 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Supplemental Calculation Detail | AMGP Proposal Pro Forma AMGP DCF Analyses | Exchange Ratio Adjusted Implied Equity Value | AR Base Case Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail PF AM GP DCF per Share $0.61 $1.65 $2.01 $2.39 $2.75 PF AM GP Dist. per Share $0.47 $0.89 $1.35 $1.75 $2.23 Disc ount Fac tor PV of PF AM GP DCF per Share 0.953 $0.58 0.866 $1.43 0.787 $1.59 0.716 $1.71 Disc ount Fac tor PV of PF AM GP Dist.per Share 0.953 $0.44 0.866 $0.77 0.787 $1.06 0.716 $1.25 Terminal M ultiple Terminal Disc . Fac tor 12.0x 0.683 Terminal Yield Terminal Disc . Fac tor 6.0% 0.683 91 Source: Management projections and FactSet as of 8/10/2018. Implied Terminal Value per Share $22.54 Implied Equity Value per Share $27.85 XR Adj. AM Equity Value per Share $45.95 Implied Terminal Value per Share $25.39 Implied Equity Value per Share $28.92 XR Adj. AM Equity Value per Share $47.72 Disc . PF AM GP DCF Total $5.31 Disc . PF AM GP Dist. Total $3.53 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For AMGP Shareholder Supplemental Calculation AM GP Taxable Inc ome (-) Less Inc ome Taxes $79 ($19) $226 ($56) $340 ($85) $440 ($111) $561 ($141) Current Earnings & Profits $59 $170 $255 $330 $420 Current Dist. from AM GP to Shareholders $57 $166 $251 $326 $416 Qualified Dividend QD QD QD QD QD (1) Full Return of Capital Amt (RoC) $0 $0 $0 $0 $0 (2) Qualified Dividend Partial RoC (3) $57 $0 $166 $0 $251 $0 $326 $0 $416 $0 Accumulated E&P Perc entage RoC Perc entage QD 0.0% 100.0% 0.0% 100.0% 0.0% 100.0% 0.0% 100.0% 0.0% 100.0% Shares O utstanding 186.2 186.2 186.2 186.2 186.2 Tax Basis / Share (-) Return of Capital $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 EOY Basis $0.00 $0.00 $0.00 $0.00 $0.00 RoC Taxes QD Taxes $0.00 $0.07 $0.00 $0.21 $0.00 $0.32 $0.00 $0.42 $0.00 $0.53 Im plied Tax Rate 23.8% 23.8% 23.8% 23.8% 23.8% Source: Management projections and FactSet as of 8/10/2018. (1) (2) (3) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0. Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions from AMGP to Shareholders assuming Current Earnings & Profit is greater than 0. Partial Return of Capital is calculated as the difference between Distributions from AMGP to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable. 92 ATAX AM GP Dist. Per Share $0.23 $0.68 $1.03 $1.33 $1.70 Total Tax per Share $0.07 $0.21 $0.32 $0.42 $0.53 BTAX AM GP Dist. Per Share $0.31 $0.89 $1.35 $1.75 $2.23 2H 2018E 2019E 2020E 2021E 2022E SQ AM GP After-Tax Distribution Calculation CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 8/2/18 $714 $953 $1,197 - - $586 $797 $1,009 - - Wells Fargo Securities 5/24/18 $706 $936 $1,174 $1,382 $1,564 $576 $756 $937 $1,112 $1,276 Scotia Howard Weil 8/2/18 $723 $880 $1,058 - - - - - - - Ladenburg Thalmann & Co 8/2/18 $708 $931 - - - - - - - - Stifel Nicolaus 8/2/18 $710 $916 - - - $582 $768 - - - MUFG Securities Americas 8/2/18 $733 $952 - - - $598 $792 - - - Raymond James 8/2/18 $705 $925 - - - $585 $770 - - - 93 Source: Thomson One and FactSet as of 8/10/2018. Median $710 $931 $1,174 $1,382 $1,564 $583 $769 $937 $1,112 $1,276 Mean $714 $928 $1,143 $1,382 $1,564 $585 $771 $937 $1,112 $1,276 Report Date DCF 2018E 2019E 2020E 2021E 2022E EBITDA 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 8/2/18 $1.71 $2.19 $2.79 - - - - - - - Wells Fargo Securities 5/24/18 $1.70 $2.18 $2.79 $3.13 $3.51 - - - - - Scotia Howard Weil 8/2/18 - - - - - - - - - - Ladenburg Thalmann & Co 8/2/18 - - - - - - - - - - Stifel Nicolaus 8/2/18 $1.72 $2.21 - - - - - - - - MUFG Securities Americas 8/2/18 $1.70 $2.18 - - - $2.08 $2.61 - - - Raymond James 8/2/18 $1.71 $2.19 - - - - - - - - 94 Source: Thomson One and FactSet as of 8/10/2018. Median $1.71 $2.18 $2.79 $3.13 $3.51 $2.08 $2.61 - - - Mean $1.71 $2.19 $2.79 $3.13 $3.51 $2.08 $2.61 - - - Report Date DCF per LP Unit 2018E 2019E 2020E 2021E 2022E Distributions per LP Unit 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedent Simplification Transactions 8/1/18 5/17/18 3/26/18 1/2/18 2/1/17 11/21/16 10/24/16 9/6/16 5/30/16 11/3/15 10/26/15 7/13/15 5/6/15 4/6/15 1/26/15 6/15/14 10/13/14 8/10/14 8/10/14 7/24/14 10/10/13 8/27/13 5/6/13 1/29/13 2/23/11 Energy Transfer Equity, L.P. Williams Companies Tall Grass Energy GP, LP Arc hroc k, Inc O NEO K, Inc Sunoc o Logistic s Partners, LP Americ an M idstream Partners LP Enbridge, Inc . SemGroup Corp. Targa Resourc es Corp. Western Refining, Inc . M PLX LP Crestwood Equity Partners, LP Tesoro Logistic s LP Energy Transfer Partners, LP Williams Partners LP Targa Resourc es Partners LP Kinder M organ Inc . Kinder M organ Inc . Breitburn Energy Partners Regenc y Energy Partners LP Plains All Americ an LP Inergy M idstream LP Kinder M organ Energy Partners LP Enterprise Produc ts Partners LP Energy Transfer Partners, LP Williams Partners, LP Tallgrass Energy Partners, LP Arc hroc k Partners, LP O NEO K Partners, LP Energy Transfer Partners, LP JP Energy Partners LP Spec tra Energy Rose Roc k M idstream Targa Resourc es Partners LP Northern Tier Energy M arkWest Energy Partners, LP Crestwood M idstream Partners QEP M idstream Partners LP Regenc y Energy Partners LP Ac c ess M idstream Partners LP Atlas Pipeline Partners LP Kinder M organ Energy Partners El Paso Pipeline Partners QR Energy LP PVR Partners LP PAA Natural Gas Storage LP Crestwood M idstream Partners LP Copano Energy LLC Dunc an Energy Partners LP $66,981 $57,793 $8,361 $2,438 $23,654 $54,455 $476 $46,980 $2,034 $12,229 $5,286 $22,360 $6,920 $1,145 $18,593 $35,891 $6,002 $52,566 $13,677 $2,856 $5,659 $2,531 $2,643 $4,858 $3,282 (8.7%) 8.8% 4.6% (11.8%) 2.8% (4.1%) 5.0% (0.8%) 12.9% (7.3%) 2.6% (13.6%) (2.0%) (16.0%) (14.8%) 11.8% (8.1%) (11.3%) (9.1%) 12.5% (0.5%) (5.9%) 5.5% (13.8%) 0.8% 3.6% 12.6% 8.8% 0.5% 7.1% 0.7% 5.0% 2.4% 10.2% (1.8%) 10.1% (10.9%) 3.1% (21.8%) (15.1%) 2.4% (14.2%) (6.7%) (4.8%) 16.3% (4.7%) 4.8% (0.7%) (23.3%) 1.3% 6.0% 14.4% 5.7% 5.7% 10.6% 2.1% --4.1% 7.4% 1.6% 0.0% (10.0%) 6.9% (16.2%) (8.1%) 2.7% (15.9%) (4.8%) 2.7% 34.0% (5.8%) 3.8% (5.6%) (20.3%) (1.5%) 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 35.4% 92.4% 100.0% 100.0% 98.8% 100.0% 96.7% 88.0% 88.0% 80.7% 99.0% 100.0% 96.2% 100.0% 100.0% ---- ---- ---- ---- ---- $17.50 $6.20 ---- $0.32 --$1.26 $10.77 $4.65 $4.29 $0.29 --$1.03 ---- 95 Source: Company filings, Wall Street Research Note: Accretion Dilution represents Target DCF pro forma for Acquirer Exchange Ratio (grossed up for cash consideration where applicable) M edian $6,461 (3.0%) 1.3% 2.4% 100.0% $2.77 M ean $17,897 (3.4%) (0.6%) 0.8% 95.2% $3.60 AMGP ProposalAntero Midstream GP LPAntero Midstream Partners LP$10,699(1.8%)1.2%3.7%100.0%--AM ProposalAntero Midstream GP LPAntero Midstream Partners LP$11,578(1.6%)1.9%4.7%100.0%--I Cash Consideration H % Equity Consideration G FY + 3 Ac c retion F FY + 2 Ac c retion E FY + 1 Ac c retion D Transac tion Value C Target B Ac quiror A Announc ement Date CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Selected Energy Precedent Transactions (USD in millions, except per unit (share) data) 4/26/2018 SJW Group California Water Service Group $1,879 20% 29% 2/5/2018 8point3 Energy Partners LP Capital Dynamics AG $2,654 (11%) (17%) 8/29/2017 Arc Logistics Partners LP Zenith Energy US LP $615 15% 13% 7/19/2017 Avista Corp Hydro One Ltd $5,282 24% 20% 1/25/2017 WGL Holdings Inc AltaGas Ltd $6,602 12% 13% 6/3/2016 Talen Energy Corp Riverstone Holdings LLC $5,045 17% 21% 2/1/2016 Questar Corp Dominion Resources Inc $6,088 23% 28% Fairfax Financial Holdings; Management; ACON Investments; Albright Capital Management 10/26/2015 APR Energy plc (66.1246%) $737 (2%) 159% 8/24/2015 AGL Resources Inc Southern Co $12,401 38% 40% Macquarie Group; Manulife Financial; British Columbia Investment Management 10/20/2014 Cleco Corp $4,709 15% 1% 4/30/2014 Pepco Holdings Inc Exelon Corp $12,107 20% 35% 11/19/2013 Coastal Energy Co Compania Espanola de Petroleos SA - CEPSA $2,182 28% 1% 4/8/2013 Lufkin Industries Inc General Electric Co $3,320 38% 30% 12/5/2012 McMoRan Exploration Co Freeport-McMoRan Copper & Gold Inc $2,430 74% 18% 10/17/2011 Brigham Exploration Co Statoil ASA $4,667 20% 19% 8/29/2011 Venoco Inc Private Investor (Timothy M. Marquez) $400 39% (2%) 6/23/2011 Central Vermont Public Service Corp Gas Metro $670 2% 51% 4/15/2011 Bronco Drilling Co Inc Chesapeake Energy Corp $324 6% 14% 8/9/2010 Superior Well Services Inc (92.4%) Nabors Industries Ltd $844 21% 26% 11/1/2009 Encore Acquisition Co Denbury Resources Inc $4,665 35% 36% 7/28/2008 EnergySouth Inc Sempra Energy $731 23% 24% Source: Dealogic as of 8/10/2018. Note: Excludes MLPs and transactions without publicly available premiums data. Based on deals involving U.S. targets with deal value greater than $250MM, target general industry group defined as oil & gas or utilities & energy, announce date since 2008, acquirer final stake > 90% and 100% cash consideration. (1) Niska units were trading at $1.21 / unit for a market capitalization of $50MM at the time of the transaction, net debt of $726MM and LTM EBITDA of ($25.4MM). 96 Median$2,98721%24% Mean4,31029%34% 9/15/2009Parallel Petroleum CorpApollo Global Management LLC$48211%66% 3/3/2010Southwest Water CoJP Morgan Asset Management; Water Asset Management$42756%84% 11/9/2010Atlas Energy IncChevron Corp$4,67237%42% 4/20/2011DPL IncAES Corp$4,6789%15% 7/15/2011Petrohawk Energy CorpBHP Billiton Ltd$15,10865%62% 9/12/2011Global Industries LtdTechnip SA$1,07355%129% 12/21/2011WCA Waste CorpMacquarie Infrastructure Partners II$53330%62% 1/7/2013EnergySolutions IncEnergy Capital Partners LLC$95721%34% 5/29/2013NV Energy IncBerkshire Hathaway Inc$10,42320%11% 12/11/2013UNS Energy CorpFortis Inc$4,34730%22% 9/29/2014Athlon Energy IncEnCana Corp$6,83425%26% 6/14/2015Niska Gas Storage Partners LLC(1)Brookfield Infrastructure Partners LP$985223%111% 9/4/2015TECO Energy IncEmera Inc$10,39131%27% 10/26/2015Piedmont Natural Gas Co IncDuke Energy Corp$6,57942%53% 2/9/2016Empire District Electric CoAlgonquin Power & Utilities Corp$2,37121%23% 8/22/2016CST Brands IncAlimentation Couche-Tard Inc$4,4092%7% 2/21/2017Delta Natural Gas Co IncPNG Companies LLC$26017%14% 8/18/2017Calpine CorpEnergy Capital Partners; Access Industries ; CPPIB$17,38913%8% 12/12/2017Fairmount Santrol Holdings IncSCR Sibelco NV$1,91814%23% 4/23/2018Vectren CorpCenterPoint Energy Inc$8,09410%15% Announcement Transaction Premium Date Target Acquiror Value ($MM) 1-Day 1-Month 5/23/2018Babcock & Wilcox Enterprises IncSteel Partners Holdings LP$72315%21% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AR Historical and Projected Taxes Assumptions AR Federal & State NOL Carryforwards NOL Other DTL Net DTL  ~$3.0 billion of U.S. federal NOLs that expire at various dates from 2024 through 2037 $772 $45  Significant increase in NOLs due to expensing of IDCs in 2017 ahead of 80% utilization limitation imposed by 2017 JOBS tax reform  ~$2.3 billion of state NOLs that expire at various dates from 2024 through 2037 Tax shields eliminate cash taxes entirely through 2021  ($1,911) 2015A 2013A 2014A 2016A 2017A Historical AR Tax Assets & Liabilities NOL Valuation Sensitivity(1) Federal State 2018 2023 2028 2033 2038 0% 5% 10% 15% 20% 2013A 2014A 2015A 2016A 2017A 97 Source: Management Projections, Company Filings. (1) NOL carryforward allocated straight line over utilization period. $1,000 $1,300 $1,100 $1,000 $1,400 $1,200 $1,500 $1,400 $3,000 $2,300 Discount Rate $728$728$728$728$728 $728$570$447$350$274 $728$452$280$174$108 $728$362$180$89$44 $728$292$117$47$19 Utilization Period $440 $439 $540 $529 $728 $522 $19 $495 $33 $450 ($10) $432 $7 ($348) ($795) ($1,371) ($950) ($780) ($787) ($1,234) ($1,479) ($1,552) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Financial Projections 98 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: Assumptions General Assumptions Commodity Prices | NYMEX Strip  5-year plan lateral length averages 11,500’ Price Decks for AR Base Volumes Case & AR Downside Volumes Case AR Downside Pricing at Base Volumes Case  Currently running 5 rigs in Marcellus and 1 in Utica; complete ~790 wells from 2018 to 2022  Achieve production target of 5.2 Bcfe/d by 2022 Realized NGL (Y-Grade) ($/BBl) HHub ($/MMBtu)  3 AR Cases: i) AR Base Case, ii) AR Downside Pricing at Base Volumes Case, and iii) AR Downside Volumes Case $40.14 $2.89  Description of downside cases: $39.28 $2.85 $2.83 $2.81 $2.82 $38.47  “AR Downside Pricing at Base Volumes Case” $37.44  $2.50 natural gas / $50 oil pricing on “AR Base Volumes Case” production $36.95  “AR Downside Volumes Case” $35.54 $35.52 $35.50 $35.45 $2.50 $2.50 $2.50 $2.50  Production CAGR of 15% through 2022 vs. “AR Base Volumes Case” production GAGR of 18%. Utilizes “AR Base Volumes Case” pricing  $500MM in new debt issued in 2018, 2019, 2020, and 2022  Issued at 5.0% interest rate 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E   500M additional units issued in Q3 2018 related to vesting of management options 5-year identified project inventory of $2.7B plus an additional $1.0B of potential downstream opportunities ~$500MM of capital efficiencies captured from new AR development plan and AM infrastructure plan Utilizes two cases for analysis AR Development Plan | Wells Completed / Year  Highly-Rich Gas Condensate Highly-Rich Gas Rich Gas Condensate Highly Rich Gas / Condensate Dry Gas 165 AR Downside es Case 16 160  AR Base Case Volum 155 8 9 145 8 9 8 2   AR Base Volumes Case (“AR Base Case”) AR Downside Volumes Case 3 11635 165 17 164 160 19 145 155 155 3 9 3 33 3 5 3 3 6 59 96 6 3  Series B units receive distributions equal to 6% of GP distributions in excess of $7.5 million every quarter 30  Corporate incomes taxes of 21% and 4% of federal and state taxes, respectively 2 2019E 2020E 202  Status Quo distribution policy remains at 1.00x throughout projection period  Pro forma distribution policy based on management projections Pro forma 4-year distribution coverage as follows: 2019 – 1.22x, 2020 – 1.15x, 2021 – 1.14x, and 2022 – 1.09x  2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E 99 Source: Management projections. AMGP 145 135 20 9 111 23 19 116 65 106 2 14 21 18 81 20 E 73 67 20 14 13 9 5 8 8 8 31 2 13031 17 19 3 13 96 101 106 14 106 018E 68 59 57 55 33 30 14 AM AR CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM $2,728 5,194 105 8 $405 87 05 342 $338 $219 $282 2,253 $170 $585 261 56 1,847 261 40 $1,4$016,250 $1,250$464 173 $112 31 173 $135 $2 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,615 $1,684 $1$,18,56460 ,660 $1,102 $519 9 $792 589 2016 2017 2018 20192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 100 $19 $500 $513 $273 $310 $588 $2,216 $1,854 $1,780 $1,850 ,1 $105$2 0 $2,00$72 $163 1,85 $1,780 $ $103 $1,747$ $163 $1 $1, 684$81 $1,699 $588 $238 $164 $149 $95 ,$51,1589 $238 1$,14,55211 $1,464 $164 $$11,,446542 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $2, 72 $2,086$2,100 $2 $338 0 ,305 $35 $4 $ $2,288 $1,774 $1,7 $ $219 2,08 6$ $282 2,10 $37 $1,93$01 74 $224 $1,406 $170 $1,594$ 3 $112 4$01,283$ $1,003 $135 $1,140 $214 03 $901 $290 4,545 4,545 5,194 471 1 05 471 974 33,,994455 402 402 87 834 3,33,33030 342 7700 3,644 3,644 2022 771122 2,702 2,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 40 7 419 1,92 1,920 2018 332 31 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Pricing at Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) GasNGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM 5,194 5,194 105 4,545 87 $2,728 $2,263 $405 402 7700 6 $2,100 $ $1,7 $219 $282 $170 261 56 261 40 $1,4$016,250 $1,250$464 173 1,847 40 $112 31 $135 31 $1,141 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,684 $1$,18,56460 ,660 9 $317 589 $182 $184 ($20) 2020E 2 2 2018A 2019A 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 101 $19 $298 $297 ($115) $588 $2,216 $1,854 $1,780 $1,850 ,1 02 $105$2 0 $2,00$72 $163 1,85 2021 $1,780 202 $ $103 $1,747$ 0 $163 $1 2 $1, 20 684$81 $1,699 19 $588 $238 $164 $149 $95 ,$51,1589 018 $238 1$,14,55211 2017 $1,464 $164 $$11,,446542 2016 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $1,886$2,08 $1,811$1,889 $1,774$338 $405 74$219 $338 $1,406 $170 $282 $155 $2 $1,703 $851 $388 $128 $1 $1,422 $112 $1,003 $135 $1,140 $ 3 $214 03 $901 40$ $817 $291 4,545 471 1 05 471 974 33,,994455 402 87 834 3,33,33030 334422 3,644 3,644 2022 771122 2,702 2,2532,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 173 7 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges)Income from HedgesLP Distributions from AM 5,194 4,505105 4,545 471 $2,728 89 $405 $2,305 $2,086 $2,100 $1,774 $1,786 $338 712 $1,77$41,669 $219 $282 $1,537 $1,520 2,253 $170 $201 261 56 1,847 261 40 $1,4$016,252 $1,250$464 173 $112 31 173 $135 $2 31 $1 3 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,216 12 $588 $909 $769 $608 $47 2016 2017 201820192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 102 $20 $589 $655 $588 $2,216 $1,854 $2,1 $163 $1$,18,56460 $1,850 $1,780 $238 $164 $1$61349 $1,660$1,6$814,443 $1,494 $238 1$,14,55211 $1,464 $164 $$11,,446542 $1,251 $1,179 $81 589 $1,362 $105 $2 $1,388 $103 9$ $1,148 $95 ,511 $1,084 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $1,406 $170 $326 $244 $285 $851 $ $112 $388 $155 $1,305 $1,003 $135 $1,140 $128 $1,107 $214 $ $905 03 $902 $616 $291 4,046 3,945402 87 452 3,605 3,330342 70 392 82 876 3,121 2,702286 59 331 58 834 756 648 2,70256 259 47 3,644 3,087 2022 3,222 2,816 2021 534 1,8472,253 2,822 2,568 2020 465 105 40 7 2,382 2,281 2019 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall MPLX JV Low Pressure Water Delivery Produced Water EBITDA $1,292 $491 $1,460 $925 $1,642 $1,081 $1,642 $1,413 $176 $1,413 $1,222 $1,222 $989 $989 $730 $730 7 $529 $404 $529 6 404 $81 5 $14 4 4 $220 6A 4 3.1 2.7 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.75 $4.29 $3.24 $3.75 -% 1% 1% 2% 2% 2% 2% $2.74 $4.10% $2.04 $3.42 $3.24 $4.10 $1.61 $1.49 $2.85 $3.42 $2.76 $2.21 $1.72 $1.$323.07 $1.03 $2.85 $1.61 $1.49 2016A 2017A 2018$E2.21 2019E 2020E 2021E 2022E Growth (1) $1.33 1.76x 1.33x 1.27x1.31x 1.16x 1.11x 1.05x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 103 YoY8%/2$91%.72 27%/29%34%/29%18%/29%16%/20%14%/20% Coverage Total LP DCF$353$299$385$516$609$705$807 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$416$536$643$771 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 38% 39% 2% 40% 41% 2 2% 41% 42% 92% 20 78% 201 68% 69% 2018 63% 64% 2019E 59% 60% 2020E 57% 58% 2021E 55% 57% 022E 20% 24% 6 261 6.9 243 220 205 5. 178 4.7 1 154 4. 124 3.5 107 94 2.8 1 2.2 73 1.7 52 1.4 40 41 29 $266 7 $491 $214 $266 $164 $815 $1,108 $2 $6$41265 $125 $164 $86 $719 $169 $176 $684 $9$2430 $611 $124 $2 $44 $214 $125 $125 $110 $186 $349 $75 $169 $352 $416 2019E $3$2926 2 $188 .4 $381 2018E $349 2017A 20 $92 $322 2020E 22$E229 $222801 02$12E20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall Wastewater MPLX JV Low Pressure Water Delivery Produced Water EBITDA $925 $925 $815 $1,642 $1,413 $719 $1,409 $1,222 $1,105 $1,229 $989 $851 $2 $729 $214 $730 7 $529 $404 $529 6 404 6 5 $14 4 E E 2021E $1942022E $19 2.2 4 3.1 2.7 2016A 2017A 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.76 $3.33 -% 1% 1% 2% $3.02 $3.75 2% 2% 2% $2.40 $3.24% $2.04 $2.97$4.10 $3.42 $1.61 $1.49 $2.58 $3.42 $2.76 $2.15 $1.72 $1.$323.07 $1.03 $2.85 $1.61 $1.49 2016A 2017A 2018$E2.21 2019E 2020E 2021E 2022E 64% Growth (1) $1.33 1.76x 1.33x 1.26x1.16x 1.21x 1.14x 1.12x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 104 YoY8%/2$91%.72 27%/29%18%/25%26%/20%10%/15%13%/15% Coverage Total LP DCF$353$299$384$452$568$627$708 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$404$485$559$643 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 37% 39% 2% 38% 41% 2 2% 40% 42% 92% 20 78% 201 68% 69% 2018 63% 2019E 59% 61% 2020E 57% 60% 2021E 55% 58% 022E 16% 19% 62.192 4 178 189 172 154 154.4 3.8 1 124 3. 3.1 96 87 2.6 1 68 1.7 49 1.4 40 41 29 $491 0.00 7 $124 $491 $266 $266 $186 $646 $164 $14 $125 $176 $646 $125 $430 $124 $2 $214 $381 $169 $488 $506 $352 $349 $186 $75 $168 $178 $272 $188 .42016A 2018E $381 2017A $349 $682020 $926019 $260 $85 $228 $224 $168 $147 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions ’18 – ’22 CAGR  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441$440 $36$9369   AMGP owns 100% of the Series A units Management owns 100% of the Series B units $415$416 $302 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $237 $236 $326 $326  Remaining profits pass through AMGP via Series A shares $250 $251 $144 $144  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $166 $52 $86 $101 $166  $48 $52$10 2016A $101 2017A2018E $48 2019E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) $592 Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $17 $70 $144 $237 $357 $464 $592 Series B Take --(2) (7) (12) (20) (26) (34) Cash Distributions to AMGP $17 $67 $137 $224 $338 $438 $559 G&A(3) (1) (1) (2) (2) (2) (2) (2) $85 Taxes (7) (7) (34) (56) (85) (111) (141) $2 CAFD to AMGP Shareholders $10 $59 $101 $166 $251 $326 $416 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 3.8% 5.0% $34$34 $11 $2 $1$00101 $$6 $ 2016A 2017A 2018E2019E2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 105 AMGP Valuation $290 $1,788 $3,049 $5,029 $7,588 $8,532 $8,344 Series B Valuation(4) N/A N/A $63 $182 $335 $392 $381 $17 $ $2 $2 $464 $34 $141 $2 $357 $2 $111 $416 $2 $237 $2 $326 $251 $2 $144 $56 $166 $69 $2 $ 2 $1100 $4$848 32% 43% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441   AMGP owns 100% of the Series A units Management owns 100% of the Series B units ’18 – ’22 CAGR $369 $371 $415 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $314 $326 $237 $273 $326  Remaining profits pass through AMGP via Series A shares $250 $144 $192 $166 $266  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $144 $101 $52 $215 $86  $48 $157 2019E $10 $52 2016A $10 2017A $48 $1200118E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E $2 AM Distributions to IDR LLC $17 $70 $144 $225 $306 $380 $464 $464 $2 Series B Take --(2) (7) (12) (17) (21) (26) Cash Distributions to AMGP $17 $67 $137 $213 $290 $359 $438 (3) (1) (1) (2) (2) (2) (2) (2) G&A Taxes (7) (7) (34) (53) (73) (90) (111) $2 $2 CAFD to AMGP Shareholders $10 $59 $101 $157 $215 $266 $326 $53 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 4.8% 5.7% $34 165 $1 $2 $1 $17 $$66 $$1100 2016A 2017A 2018E 2019E2020E2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B Valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 106 AMGP Valuation $290 $1,788 $3,049 $4,769 $6,508 $5,512 $5,725 Series B Valuation(4) N/A N/A $63 $166 $270 $211 $224 $38$02 $2 $111 $306 $2$2 $90 $326 $225 $73 $266 $144 $56 $215 $157 $2 $69 $34 $2 $ $1$01001 $$4488 34% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $1,642  AM is covered by 17 analysts as compared to 25 for AR and 10 for AMGP $3.81 $1,413 $1,382 $1,564 $3.42 $1,222 $1,409  Median price target of $37.50 as of 8/10/2018 $1,185 $1,229 $989 $933 $1,105 $730 $715 $729  Average price target range of $33.00 - $47.00 as of 8/10/2018 $851 $529 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Distributable Cash Flow / LP Unit Distributions per Unit 1E $4.29 $4.10 $3.51 $3.42 $3.75 $3.76 16% $3.13 $2.85 $3.42 $3.33 $2.97 $3.24 $2.21 $2.20 $3.12 $2.83 $2.58 $2.68 $2.74 $1.72 $1.72 $2.15 $3.02 $1.71 $2.11 $2.04 $2.40 $0.47 $1.61 $2.04 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 107 Source: Management Projections, Thomson One, FactSet as of 8/10/2018. 23% 17% 17% 16% 5% 18% 19% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $559  AMGP is covered by 10 analysts as compared to 25 for AR and 17 for AM $3.81 $438 $3.42 $438  Median price target of $23.00 as of 8/10/2018 $338 $359 $290 $224  Average price target range of $22.00 - $27.00 as of 8/10/2018 $337 $137 $133 $213 $221 $137 $59 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Total Distributions to AMGP Shareholders Distributions per Share 1E $416 $2.23 $326 $1.75 $326 $1.75 $251 $266 $1.35 $1.43 $215 $1.15 $166 $0.89 $253 $1.36 $101 $0.54 $100 $0.54 $157 $165 $0.85 $0.88 $56 $0.30 $101 $0.54 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 108 Source: Management Projections, Thomson One, FactSet as of 8/10/2018. Note: WSC estimates available for AMGP through 2020E. 2017A distributions / share represents 4th quarter distribution annualized. 36% 27% 36% 27% 36% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at AMGP Proposal AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,642 $1,435 $3.81 $3.$412,413 $1,230 $1,222 $1,037 $1,409 $989 $852 $783 $1,086 $1,229 $1,039 $1,105 $952 $631 730 729 $851 $726 $729 $579 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.75 $2.52 $2.39 $2.10 $2.01 $1.75 $1.65 $2.11 $2.02 $1.93 $1.36 $1.85 $1.77 $1.22 $1.61 $0.93 $1.41 $1.15 $1.09 $0.86 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 109 Source: Management Projections, Thomson One, FactSet as of 8/10/2018. Note: Analysis based on fully diluted share count. 18% 14% 23% 19% 19% 14% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at AM Proposal AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case FY 2018E EBITDA Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,450 $1,642 $3.81 $3.$412,413 $1,208 $1,222 $1,015 $1,409 $1,138 $989 $783 $831 $1,229 $1,039 $1,105 $935 $616 730 729 $851 $705 $729 $564 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.65 $2.43 $2.29 $2.02 $1.93 $1.67 $2.16 $1.58 $1.98 $1.97 $1.29 $1.78 $1.74 $1.17 $1.06 $1.54 $1.34 $1.10 $1.07 $0.97 2H 2018 2019E 2020E 2021E 2022E 2H 2018 2019E 2020E 2021E 2022E 110 Source: Management Projections, Thomson One, FactSet as of 8/10/2018. 19% 17% 23% 22% 20% 17% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream MLPs vs. C-Corps Distribution Growth vs. Yield Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% ANDXTLP HEP 8.0% M HESM TRGP ENLC 6.0% PSXP M P 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 111 Sources: Company filings, FactSet estimates as of 8/10/2018 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth y = 0.0761e SM LP PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Downside Case) = ~19% PF AMGP 2019E – 2022E Distribution Growth CAGR (AR Base Case) = ~23% ENLK EQGP P NBLX KM I P SEM G EQ M DCP WES WGP ENBL SHLX CNX CEQP MMP BP VL TRP PAGPWM B AM G AM y = 0.076e-1.744x R² = 0.5865 -1.776x R² = 0.4447 •4 of 7 E&P-sponsored MLPs (not including AM) are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cost of Capital 112 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 5.6% 6.5% 12.1% CNX M idstream Partners LP 14.9% 4.0% 5.7% 5.8% 11.5% Hess M idstream Partners LP 15.2% 4.0% 5.6% 5.0% 10.6% BP M idstream Partners LP 14.5% 4.0% 5.7% 5.3% 11.0% Valero Energy Partners LP 15.5% 4.0% 5.6% 7.8% 13.4% EQT M idstream Partners LP 15.0% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.76 1.02 (3) Spot Risk-Free Rate 3.0% 3.0% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/10/2018. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 113 Cost of Equity7.5%9.2% Cost of Equity 10.5% 11.5% M edian 14.9% 4.0% 5.6% 5.8% 11.0% M ean 14.7% 4.0% 5.6% 5.5% 11.1% Western Gas Partners, L.P. 5.7% 4.0% 4.3% 7.3% 11.5% Shell M idstream Partners LP 12.2% 4.0% 5.2% 6.5% 11.7% Noble M idstream Partners LP 19.9% 4.0% 6.4% 4.4% 10.8% Phillips 66 Partners LP 10.6% 4.0% 5.0% 5.3% 10.3% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.6% 6.4% 11.0% Western Gas Equity Partners, LP 8.0% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/10/2018. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 114 Cost of Equity8.1%9.9% Cost of Equity 10.0% 11.0% M edian 8.2% 4.0% 4.6% 5.9% 10.5% M ean 8.2% 4.0% 4.6% 5.9% 10.5% EQT GP Holdings LP 8.4% 4.0% 4.7% 5.3% 9.9% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis Expected Total Return 2018E - 2020E Dividend CAGR Long-Term Economic Growth Estimate (1) Company Expected Growth Current Yield Implied Total Return Kinder M organ Inc 4.0% 7.1% 9.9% 25.0% 2.8% 4.0% 4.9% 4.5% 9.4% Plains All Americ an Pipeline GP 10.3% 4.0% 3.5% 6.7% 10.2% Targa Resourc es Corp. 0.4% 4.0% 4.7% 5.3% 9.9% EQT GP Holdings LP 8.4% 4.0% 5.6% 6.5% 12.1% CNX M idstream Partners LP 14.9% 4.0% 5.7% 5.8% 11.5% Hess M idstream Partners LP 15.2% 4.0% 5.6% 5.0% 10.6% BP M idstream Partners LP 14.5% 4.0% 5.7% 5.3% 11.0% Valero Energy Partners LP 15.5% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/10/2018. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. 115 M edian 12.2% 4.0% 5.2% 5.3% 10.8% M ean 12.1% 4.0% 5.2% 5.5% 10.7% Shell M idstream Partners LP 12.2% 4.0% 5.2% 6.5% 11.7% Noble M idstream Partners LP 19.9% 4.0% 6.4% 4.4% 10.8% EQT M idstream Partners LP 15.0% 4.0% 5.6% 7.8% 13.4% Western Gas Equity Partners, LP 8.0% 4.0% 4.6% 6.4% 11.0% The Williams Companies, Inc . 6.5% 4.0% 4.4% 3.8% 8.1% SemGroup Corporation 5.1% 4.0% 4.2% 7.0% 11.1% ONEOK, Inc . 10.1% 4.0% 4.9% 4.3% 9.2% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Cost of Equity 10.3% 11.3% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $9,778 $9,778 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.3% 3.4% 11.3% 4.9% Cost of Equity 10.3% 3.4% 11.3% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $9,778 $1,420 $9,778 $1,420 Market Value of Equity Total Debt $9,778 $3,460 $9,778 $3,460 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 8/10/2018. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/21/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 116 Cost of Capital8.5%9.6% Cost of Equity9.4%10.5% Cost of Equity8.1%9.9% Cost of Capital10.3%11.3% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Additional Market Detail 117 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IDENTIAL DRAFT BJECT TFoOcCusHArNeGaE Wet Gas Type Curve Area Overview Type Curve Map with AR BTU Lines and TPH TC Areas TPH Type Curve Areas(1) 1 SW Lean Wet Gas IRR: 46% Antero Type Curve Areas(1) Rich Gas BTU Range: 1,100-1,200 2019 Wells: 4 IRR(2): 30% Highly Rich Gas AR Inventory Overview(1) Inventory Highly-Rich Gas Cond. Highly-Rich Gas Rich Gas Condensate Dry Gas 14 106 3 19 3 30 101 13 2 9 33 96 5 17 9 57 59 33 8 8 55 68 31 8 3 285 527 512 152 155 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: Marcellus wells with first production on or after 1/1/2015. IRRs for 12,000’ laterals at strip as of 3/29/2018, unless otherwise noted. (1) TPH IRR assumes 40% ethane recovery; Antero IRR assumes ethane rejection. (2) IRR at strip as of 12/31/2017. 118 1,631 Total 145 155 160 165 165 Avg. Lateral Length 9,800 10,500 11,850 12,600 12,750 Remaining 2018E 2019E 2020E 2021E 2022E 2 SW Southern Rich Wet Gas IRR: 44% 3 SW Southern Gas Condensate IRR: 67% B BTU Range: 1,200-1,275 2019 Wells: 101 IRR: 47% Highly Rich Gas Condensate BTU Range: 1,275-1,350 2019 Wells: 30 IRR: 115% C AM Gathering Pipelines AM Water Delivery Pipelines 2 31 A B C A CONF SU

Type Curve Summary Type Curve Plot TPH RWG TC Fit TPH GC TC Fit TPH Avg Gas AR TC Fit AR/TPH Bridge Gas TPH Avg Gas 12,000 Type Curve EUR, Gross Wellhead (MMcfe) Oil (Mbbl) Gas (MMcf) 10,890 85 10,380 9,413 226 8,059 18,668 146 17,795 16,137 387 13,816 23,185 84 22,679 23,946 211 22,679 9,000 EUR, Gross Sales (MMcfe) Oil (Mbbl) Gas (MMcf) NGL (Mbbl) % Liquids Cond Yield (bbl/MMcf) Cond Yield, Decline Period (Months) NGL Yield (bbl/MMcf) 14,004 85 8,823 779 37% 15-8 3 75 12,154 226 6,448 725 47% 55-25 12 90 24,006 146 15,125 1,335 37% 15-8 3 75 20,835 387 11,053 1,243 47% 55-25 12 90 30,215 84 21,545 1,361 29% 19-3 6 60 31,883 211 20,411 1,701 36% 130-5 6 75 6,000 3,000 Type Curve Parameters 0 24-Hr IP - Peak Rate, Gas (Mcf/d) Initial Decline (%/yr) B Factor Terminal Decline (%/yr) 5,500 - 8,000 59% 1.30 6% 4,000 - 7,000 63% 1.30 6% 9,400 - 13,700 59% 1.30 6% 6,900 - 12,000 63% 1.30 6% 19,420 61% 1.30 6% 19,420 61% 1.30 6% 0 1 2 3 4 5 Year Selected Observations Economic Assumptions  TPH type well criteria D&C ($M) $6,400 $6,700 $10,100 $10,500 $11,400 $11,400   Operators: All Vintage Cut-Off: 2015+ Fixed LOE ($/well/mo) Variable LOE, Oil ($/bbl) Variable LOE, NGL ($/Mcf) Total All-In Gas LOE(2) ($/Mcf) Variable LOE, Water ($/bbl) $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $1,353 - - $1.99 - $1,353 - - $1.99 -  WV only reports data annually    Proppant Cut-Off: 1,500+ lb/ft Stage Spacing Cut-Off: <200 ft Segregated by fluid window Differential, Oil ($/bbl) Differential, Gas ($/Mcf) Differential, NGL (% of Strip) BTU Factor(3) (Btu/scf) Residual Shrink (%) ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($6.00) $0.03 65% 1.000 95% ($6.00) $0.03 65% 1.000 90%  A type curve similar to Antero’s publicly disclosed curve can be observed by filtering the data to observe: Royalty (%) 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Only AR operated wells 2016+ vintage cut-off All fluid windows Results NPV10 at Strip(4) ($MM)    $4.0 $5.3 $8.0 $10.3 $9.8 $16.2 F & D ($/Mcfe) $0.54 $0.65 $0.49 $0.59 $0.44 $0.42 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) (4) Assumes 100% AM water & processing fees. Antero Variable LOE is $1.99 / Mcfe (applied on total equivalent production) and includes midstream and transportation expenses. BTU uplift is included in the +$0.03 gas differential . Economics run at 5 year strip as of 3/29/2018. 119 Cumulative Gas Prod (MMcf) IRR at Strip(4) (%) 35% 53% 44% 67% 47% 115% Total Opex / Mcfe ($/Mcfe) $1.30 $1.32 $1.24 $1.25 $2.02 $2.02 D&C / ft ($M) $0.914 $0.957 $0.842 $0.875 $0.950 $0.950 Avg Lateral Length (ft) 7,000 7,000 12,000 12,000 12,000 12,000 EUR, Sales / 1k' (Bcfe) 2.00 1.74 2.00 1.74 2.52 2.66 EUR, WH / 1k' (Bcfe) 1.56 1.34 1.56 1.34 1.93 2.00 Bridging TPH curve to AR by changing well criteria as described below TPH IB Antero Disclosed(1) S Rich Wet Gas S Gas Condensate S Rich Wet Gas 12K' S Gas Condensate 12K' Highly Rich Gas High Rih Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IRR Price Sensitivities Oil Price Sensitivity(1) Gas Price Sensitivity(2) 63% 102% $60 / bbl $2.90 / mmbtu $55 / bbl $2.75 / mmbtu $2.70 / mmbtu 27% ice sensitivities at AR Downside Pricing(3) Case Source: Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) Holds Gas price flat at $2.80 / MMBtu. Holds Oil price flat at $50 / bbl. “AR Downside Pricing Case” applies $2.50 natural gas / $50 oil pricing to “AR Base Volumes Case” production. 120 64% 46% 43% 78% 51% 37% 36% $50 / bbl 59% 39% 29% 30% $45 / bbl $40 / bbl 42% 30% 23% 24% 29% 21% 17% 19% Indicates IRR pr 42% 33% 33% 56% 38% 28% 29% 54% 37% 26% $2.50 / mmbtu 45% 32% 21% 22% $2.30 / mmbtu 37% 27% 16% 17% TPH SW Southern Rich Wet GasTPH SW Southern Gas CondensateAR Highly Rich GasAR Highly Rich Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

EUR / D&C Benchmarking EUR (Bcfe / 1,000’) 2.9 2.7 2.5 D&C ($ / ft) $950 $950 121 Source: Company IR materials. Antero assumptions based on Antero publicly disclosed information. Highly Rich Gas Cond Highly Rich Gas $897 $893 $825 Median = $893 Highly Rich Gas Cond Highly Rich Gas .6 2.4 1 Median = 2.4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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